[AIM LOGO APPEARS HERE]

                    THE AIM FAMILY OF FUNDS-Registered Trademark-

              RETAIL CLASSES OF AIM SPECIAL OPPORTUNITIES FUNDS
          AIM SMALL CAP OPPORTUNITIES FUND
                    (Capital Appreciation)

PROSPECTUS OCTOBER 7, 1998

              This Prospectus contains information about the AIM SMALL CAP OPPORTUNITIES FUND ("SMALL CAP" or the "Fund"), an investment portfolio of AIM Special Opportunities Funds (the "Trust"), an open-end, series, management investment company.

              The Fund is a non-diversified portfolio with an objective of long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies with market capitalizations that are within the range of stocks in the Russell 2000-Registered Trademark- Index.

              This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated October 7, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Trust at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling (800) 347-4246. The SEC maintains a web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. Additional information about the Fund may also be obtained from http://www.aimfunds.com.

              THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

APPLICATION
INSIDE

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY...................................................................     2
THE FUND..................................................................     4
  Table of Fees and Expenses..............................................     4
  Financial Highlights....................................................     5
  Performance.............................................................     5
  Investment Program......................................................     6
  Management..............................................................    12
  Organization of the Trust...............................................    14
  Future Fund Closure.....................................................    15
INVESTOR'S GUIDE TO THE AIM SMALL CAP OPPORTUNITIES FUND..................   A-1

                                                                            PAGE
                                                                            ----
  Introduction to The AIM Family of Funds-Registered Trademark-...........   A-1
  How to Purchase Shares..................................................   A-1
  Terms and Conditions of Purchase of the AIM Funds.......................   A-2
  Special Plans...........................................................   A-8
  Exchange Privilege......................................................   A-9
  How to Redeem Shares....................................................  A-13
  Determination of Net Asset Value........................................  A-16
  Dividends, Distributions and Tax Matters................................  A-17
  General Information.....................................................  A-18
APPLICATION INSTRUCTIONS..................................................   B-1

                                    SUMMARY
------------------------------------------------------------

THE FUND

  AIM Special Opportunities Funds is a Delaware business trust organized as an open-end series, management investment company. Currently, the Trust offers one investment portfolio, Small Cap, a non-diversified portfolio which offers multiple classes of shares to different types of investors. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of small capitalization companies (companies with a market capitalization within the range of stocks in the Russell 2000-Registered Trademark- Index at the time of purchase). There is no assurance that the investment objective of the Fund will be achieved. For more complete information on the Fund's investment policies, see "Investment Program."

  MANAGEMENT. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement. AIM, together with its subsidiaries, manages or advises approximately 90 investment company portfolios (including the Fund) encompassing a broad range of investment objectives. Under the Master Investment Advisory Agreement, AIM receives a fee for its services based on the Fund's average daily net assets. Under the Master Administrative Services Agreement between the Trust and AIM, AIM, pursuant to authorization by the Board of Trustees, receives reimbursement of its costs to perform certain accounting and other administrative services to the Fund. Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

  CLASS C SHARES. CLASS C SHARES OF THE FUND ARE NOT CURRENTLY AVAILABLE. All references to Class C shares of the Fund in this Prospectus will be effective when a public offering of those shares commences.

  MULTIPLE DISTRIBUTION SYSTEM. Investors may select Class A, Class B or Class C shares of the Fund which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

      CLASS A SHARES -- Shares are offered at net asset value plus any applicable initial sales charge.

      CLASS B SHARES -- Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years of the date on which a purchase was made. Class B shares automatically convert to Class A shares of the Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

      CLASS C SHARES -- Shares are offered at net asset value, without an initial sales charge, and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year of the date such shares were purchased. Class C shares are subject to higher expenses than Class A shares.

  SUITABILITY FOR INVESTORS. The Multiple Distribution System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of the Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B shares or Class C shares to the investor who qualifies for reduced initial sales charges, as described below. A I M Distributors, Inc. ("AIM Distributors") intends to reject any order for purchase of more than $250,000.

  PURCHASING SHARES. Initial investments in any class of shares must be at least $10,000 and additional investments must be at least $1,000. The Fund will not accept any single investments in excess of $250,000. Currently, only Class A shares and Class B shares of the Fund are available for purchase. The distributor of the Fund's shares is AIM Distributors, P.O. Box 4739, Houston, TX 77210-4739. See "How to Purchase Shares."

  The Fund will discontinue public sales of its shares to new investors, as soon as reasonably practicable, when its assets reach $500 million. See "Future Fund Closure."

  EXCHANGE PRIVILEGE. The Fund is among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds-Registered Trademark-" or "AIM Funds"). Class A, Class B and Class C Shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Holders of Class A shares may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares, where purchases of $1 million or more are made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases of Class A Shares."

  Holders of Class B shares may redeem all or a portion of their shares at net asset value on any business day, less any applicable contingent deferred sales charge for redemptions made within six years following the date on which a purchase was made. Class B shares redeemed after six years following the date of purchase will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  Holders of Class C shares of the Fund may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. Class C shares redeemed after one year from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

  DISTRIBUTIONS. The Fund currently declares and pays dividends from net investment income, if any, on an annual basis. The Fund generally makes distributions on net realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be reinvested at net asset value without payment of a sales charge in the Fund's shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  RISK FACTORS. The Fund may invest in foreign securities, may employ leverage, may invest in real estate investment trusts and may enter into repurchase agreements. These practices entail certain risks. See "Certain Investment Strategies and Policies."

  NON-DIVERSIFIED FUND. The Fund is a non-diversified portfolio. For further information see "Certain Investment Strategies and Policies -- Non-Diversified Fund."

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, INVEST WITH DISCIPLINE, LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION IS A SERVICE MARK OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
---------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Fund understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses set forth in the table are based on the estimated average net assets of the Fund for its 1999 fiscal year. The rules of the SEC require that the maximum sales charge be reflected in the table, even though certain investors may qualify for reduced sales charges. See "Terms and Conditions of Purchase of the AIM Funds."

                                                                          CLASS A    CLASS B    CLASS C
                                                                         ---------  ---------  ---------
Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as
    percentage of offering price)...........................                  5.50%      None       None
  Maximum sales load imposed on reinvested dividends and
    distributions...........................................                  None       None       None
  Deferred sales load (as a % of original purchase price or
    redemption proceeds, whichever is lower)................                  None       5.00%      1.00%
  Redemption fees...........................................                  None       None       None
  Exchange fee..............................................                  None       None       None
Annual Fund Operating Expenses (as a percentage of average
 net assets)
  Management fee............................................                  1.00%      1.00%      1.00%
  12b-1 fees................................................                  0.35%      1.00%      1.00%
  Other expenses............................................                  0.24%      0.30%      0.30%
                                                                         ---------  ---------  ---------
  Total Fund Operating Expenses.............................                  1.59%      2.30%      2.30%
                                                                         ---------  ---------  ---------
                                                                         ---------  ---------  ---------

EXAMPLES. An investor would pay the following expenses on a $1,000 investment in Class A shares of the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each time period:

1 year............................................   $73
3 years...........................................  $102

  The above examples assume payment of a sales charge at the time of purchase.

  An investor would pay the following expenses on a $1,000 investment in Class B shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

1 year............................................   $73
3 years...........................................  $102

  An investor would pay the following expenses on the same $1,000 investment in Class B shares of the Fund, assuming no redemption at the end of each time period.

1 year............................................   $23
3 years...........................................   $72

  An investor would pay the following expenses on a $1,000 investment in Class C shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

1 year............................................   $33
3 years...........................................   $72

  An investor would pay the following expenses on the same $1,000 investment in Class C shares of the Fund, assuming (1) a 5% annual return and (2) no redemption at the end of each time period.

1 year............................................   $23
3 years...........................................   $72

    As a result of 12b-1 fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. and NASD Regulation, Inc. Given the maximum front-end sales charge applicable to Class A shares and the Rule 12b-1 fees applicable to Class A shares, Class B shares and Class C shares, it is estimated that it would take a substantial number of years for a shareholder to exceed the maximum permissible front-end sales charges.

  THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIVE OF ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. In addition, while each example assumes a 5% annual return, actual performance will vary and may result in an actual return that is greater or less than 5%. Each example assumes reinvestment of all dividends and distributions and that the percentage amounts for total fund operating expenses remain the same for each year.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Shown below are per share data, ratios and supplemental data for a Class A share of the Fund outstanding during the period June 29, 1998 (date operations commenced) through July 31, 1998 and for a Class B share of the Fund outstanding during the period July 13, 1998 (date sales commenced) through July 31, 1998. The information has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report on the Fund's financial statements and related notes appears in the Statement of Additional Information.

                        AIM SMALL CAP OPPORTUNITIES FUND

                                                                                                 CLASS A    CLASS B
                                                                                                ---------  ---------
Net asset value, beginning of period..........................................................  $   10.00  $   10.07
                                                                                                ---------  ---------
Income from investment operations:
  Net investment income.......................................................................       0.02(a)      0.01(a)
  Net gains (losses) on securities (both realized and unrealized).............................      (0.26)     (0.32)
                                                                                                ---------  ---------
    Total from investment operations..........................................................      (0.24)     (0.31)
                                                                                                ---------  ---------
Net asset value, end of period................................................................  $    9.76  $    9.76
                                                                                                ---------  ---------
Total return(b)...............................................................................      (2.40)%     (3.08)%
                                                                                                ---------  ---------
                                                                                                ---------  ---------
Ratios/supplemental data:
Net assets, end of period (000s omitted)......................................................  $ 107,540  $  84,285
Ratio of expenses to average net assets.......................................................       1.59 (c)      2.30%(c)
Ratio of net investment income to average net assets..........................................       2.00 (c)      1.29%(c)
Portfolio turnover rate.......................................................................         13%        13%

(a)  Calculated using average shares outstanding.

(b) Does not deduct sales charges and is not annualized for periods less than one year.

(c) Ratios are annualized and based on average net assets of $55,102,897 and $40,760,109 for Class A and Class B shares, respectively.

--------------------------------------------------------------------------------

PERFORMANCE

  The Fund's performance may be quoted in advertising in terms of total return. All advertisements of the Fund will disclose the maximum sales charge imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge, such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance is contained in the annual report to shareholders which is available upon request and without charge.

  Standardized total return for Class A shares reflects the deduction of the maximum initial sales charge at the time of purchase. Total return shows the overall change in value, including changes in share price and assuming all the dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's total return. The performance will vary from time to time and past results are not necessarily indicative of future results. Performance is a function of AIM 's portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment.

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

  Set forth in this section is a statement of the Fund's investment objective along with a description of the investment policies, strategies and practices of the Fund. The investment objective of the Fund is deemed to be a fundamental policy and, therefore, unless permitted by law, may not be changed without the approval of a majority of the Fund's outstanding shares (within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act")). The Fund's investment policies, strategies and practices are not fundamental. The Board of Trustees of the Trust reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. The Fund has adopted investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in the Statement of Additional Information. Individuals considering the purchase of shares of the Fund should recognize that there are risks in the ownership of any security and that no assurance can be given that the Fund will achieve its investment objective.

  INVESTMENT OBJECTIVE.  The Fund seeks long-term capital appreciation.

  INVESTMENT POLICIES. The Fund is a non-diversified portfolio that seeks to achieve its objective by investing primarily in securities of companies believed by AIM to involve "special opportunities." The Fund's strategy is to take advantage of market inefficiencies and proprietary information regarding specific securities, industries, or market themes.

  The Fund will, under normal conditions, invest at least 80% of its total assets in securities of companies involving a special opportunity (as described below). The Fund will invest primarily in equity securities or securities that are convertible into equity securities. The Fund has no restrictions on the market capitalization of the companies in which it will invest, and may invest, except that under normal market conditions, the Fund intends to invest at least 80% of its total assets in the securities of small capitalization companies (i.e., companies with a market capitalization that is within the range of stocks of the Russell 2000-Registered Trademark- Index(1) at the time of purchase).

  The term "special opportunities" refers to AIM's identification of an unusual and possibly non-repetitive development taking place in a company or a group of companies in an industry. A special opportunity may involve one or more of the following:

  - A technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts.

  - Changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or the development of an emerging industry.

  - New or changed management, or material changes in management policies or corporate structure.

  - Significant economic or political occurrences, including changes in foreign or domestic import and tax laws or other regulations.

  - Other events, including natural disasters, favorable litigation settlements, or a major change in demographic patterns.

  The Fund takes an aggressive investment approach and may be appropriate for investors who seek potentially high long term returns, have an investment horizon of at least three years, and are willing to accept certain risks, including risks of short selling, futures and options, foreign securities, leverage and potentially significant short-term fluctuations in market value.

  CERTAIN INVESTMENT STRATEGIES AND POLICIES. In pursuit of its objective and policies, the Fund may employ one or more of the following strategies:

  EQUITY SECURITIES. The Fund will invest primarily in equity securities. While the Fund may invest in securities of companies of varying market capitalization, it is anticipated that the Fund will be invested primarily in securities of small capitalization companies. Small capitalization companies may be in the early stages of development, have limited product lines, markets, or financial resources, and/or lack management depth. These companies may be more impacted by intense competition from larger companies, and the trading market for their securities may be less liquid and more volatile. As a result, investments in small companies involve greater risk than investments in larger, more established companies, and the net asset value of funds that invest in small companies may fluctuate more widely than other funds that do not so invest or stock market indices such as the Dow Jones Industrial Average or the Standard & Poor's 500 Stock Index.

------------

(1)The Russell 2000-Registered Trademark- Index measures the performance of the smallest 2,000 companies in the Russell 3000-Registered Trademark- Index which measures the performance of the largest 3,000 U.S. companies based on total market capitalization and represents approximately 98% of the investable U.S. equity market.

  OPTIONS. The Fund may write (sell) "covered" put and call options and buy put and call options, including securities index and foreign currency options. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option is covered if, for example, the Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially correlate with the movement of the index. A put option is covered if, for example, the Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

  The Fund may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. The Fund may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received.

  The Fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, the Fund may be able to offset the resulting adverse effect on the Fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Fund.

  The Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."

  Options purchased or written by the Fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

  In instances in which the Fund has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the price of the option exceeds the exercise price.

  The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Such investment strategies will be used as a hedge and not for speculation. As in the case of other types of options, the writing of an option on foreign currency will constitute a partial hedge, up to the amount of the premium received. Moreover, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on the national securities exchanges or in the over-the-counter market. As described above, options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

  Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there may not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. This may cause the Fund to lose the entire premium on purchased options or reduce its ability to effect closing transactions at favorable prices.

  The Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 50% of the Fund's total assets. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets.

  WARRANTS. The Fund may invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. The investment in warrants by the Fund may not exceed 10% of the value of the Fund's net assets.

  FUTURES AND FORWARD CONTRACTS. The Fund may purchase and sell stock index futures contracts to hedge the value of the portfolio against changes in market conditions. The Fund may also purchase put and call options on futures contracts and write "covered" put and call options on futures contracts in order to hedge against changes in stock prices. Although the Fund is authorized to invest in futures contracts and related options with respect to non-U.S. instruments, it will limit such investments to those which have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by U.S. investors. The Fund may enter into futures contracts and buy and sell related options, provided that the futures contracts and related options investments are made for "bona fide hedging" purposes, as defined under CFTC regulations. No more than 25% of the Fund's total assets will be committed to initial margin deposits required pursuant to futures contracts. Percentage investment limitations on the Fund's investment in options on futures contracts are set forth above under "Options."

  SHORT SALES. The Fund intends from time to time to sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short.

  To secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Furthermore, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at a level so that (1) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

  The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

  The amount of the Fund's net assets that will at any time be in the type of deposits described above (that is, collateral deposits or segregated assets) will not exceed 25%. These deposits do not have the effect of limiting the amount of money that the Fund may lose on a short sale, as the Fund's possible losses may exceed the total amount of deposits.

  The Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund purchases a security to replace the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10; however, if the Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

  The Fund may also make short sales "against the box". A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of further consideration. Such short sales will also be subject to the limitations on short sale transactions referred to above. Short sales "against the box" result in a "constructive sale" and require the Fund to recognize any taxable gain unless an exception to the constructive sale rule applies.

  In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. The Fund believes that many broker-dealers will be willing to enter into such arrangements, but there is no assurance that the Fund will be able to enter into such arrangements to the desired degree.

  BORROWING AND LEVERAGE. The Fund may borrow money from banks (including the Fund's custodian bank), subject to the limitations under the 1940 Act. The Fund will limit borrowings and reverse repurchase agreements to an aggregate of 33-1/3% of the Fund's total assets at the time of the transaction.

  The Fund may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. The Fund will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowing within three days to the extent necessary to satisfy this requirement. To reduce its borrowing, the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense the Fund would not otherwise incur, and the Fund may therefore have little or no investment income during periods of substantial borrowings.

  CONVERTIBLE SECURITIES. To the extent consistent with its investment objective, the Fund may invest in convertible securities. Convertible securities usually consist of corporate debt securities or preferred stock that may in certain circumstances be converted into or exchanged for a predetermined number of shares of another type of security, usually common stock. Convertible securities consequently often involve attributes of both debt and equity instruments, and investment in such securities requires analysis of both credit and stock market risks. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument and in some instances may be subject to conversion into or exchanged for another security at the option of an issuer. Although the Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, the Fund invests in such securities without regard to corporate bond ratings.

  FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in foreign securities which may be payable in U.S. or foreign currencies and publicly traded in the United States or abroad. For purposes of computing such limitation, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. To the extent the Fund invests in securities denominated in foreign currencies, the Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. For a discussion of the risks pertaining to investments in foreign obligations, see "Risk Factors Regarding Foreign Securities" below.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by the Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

  CURRENCY RISK. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

  The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Fund.

  POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability; expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

  REGULATORY RISK. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

  MARKET RISK. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  FOREIGN EXCHANGE TRANSACTIONS. The Fund may buy and sell currencies either in the spot (cash) market or in the forward market (through forward contracts generally expiring within one year). The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such forward contracts, and it may be difficult to enter into closing transactions with respect to them. The Fund may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Fund's dealings in foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange, nor commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets that it may invest in foreign securities.

  RULE 144A SECURITIES. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are unregistered securities, the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described below under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market and that reliable price information is available. AIM will determine the liquidity of Rule 144A securities under the supervision of the Trust's Board of Trustees. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

  ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities, including restricted securities that are illiquid.

  INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by the 1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC. Currently, the 1940 Act allows the Fund to invest up to 10% of its total assets in other investment companies.

  LENDING OF PORTFOLIO SECURITIES. The Fund may, from time to time, lend securities from its portfolio with a value not exceeding 33-1/3% of its total assets, to banks, brokers and other financial institutions, and receive in return collateral in the form of cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income on both the loaned securities and the collateral (or a fee) and thereby increases its yield. In the event that the borrower defaults on its obligation to return loaned securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the loaned securities.

  TEMPORARY DEFENSIVE MEASURES. A portion of the Fund's assets may be held, from time to time, in cash, repurchase agreements, commercial paper, U.S. governmental obligations, taxable municipal securities, investment grade (high quality) corporate bonds or other debt securities, when such positions are deemed advisable in light of economic or market conditions or for daily cash management purposes. In addition, the Fund may invest, for temporary defensive purposes, all or a substantial portion of its assets in the securities described above. To the extent that the Fund invests to a significant degree in these instruments, its ability to achieve its investment objective may be adversely affected.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. If a seller of a repurchase agreement defaults on its obligation to repurchase the security or goes into bankruptcy, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto;
(b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. To the extent that the Fund invests to a significant degree in these instruments, its ability to achieve its investment objective may be adversely affected.

  REAL ESTATE INVESTMENT TRUSTS ("REITS"). To the extent consistent with its investment objective and policies, the Fund may invest in securities issued by REITs. Such investments will not exceed 25% of the total assets of the Fund.

  REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REIT.

  To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

  In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

  NON-DIVERSIFIED FUND. The Fund is a non-diversified portfolio (as defined in the 1940 Act), which means that it may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified portfolio. (A diversified portfolio may not, with respect to 75% of its total assets, invest more than 5% of its assets in obligations of one issuer.) The Fund intends to satisfy the diversification requirements of the Internal Revenue Code to qualify as a regulated investment company. See "Dividends, Distributions and Tax Matters" in the Statement of Additional Information.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objectives, regardless of the holding period of that security. Under normal market conditions, the Fund expects that the portfolio turnover rate will be no more than 150%. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. For additional information regarding income taxes and brokerage practices, see the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Fund is vested with the Trust's Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Fund, including the Master Advisory Agreement with AIM, the Master Administrative Services Agreement with AIM, the Master Distribution Agreement with AIM Distributors as the distributor of the shares of the Fund, the Custodian Agreement with State Street Bank and Trust Company as custodian and the Transfer Agency and Service Agreement with AFS as transfer agent. The day-to-day operations of the Fund are delegated to the officers of the Trust and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Trust's Board of Trustees. Information concerning the Board of Trustees may be found in the Statement of Additional Information. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent of AIM. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."

  INVESTMENT ADVISOR. AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor to the Fund pursuant to the Master Investment Advisory Agreement (the "Master Advisory Agreement"). AIM, together with its subsidiaries, advises or manages approximately 90 investment company portfolios (including the Fund) encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of AIM Management.

  Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. AIM will not be liable to the Fund or its shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however, that AIM may be liable for certain breaches of duty under the 1940 Act.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the trustees, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

  PORTFOLIO MANAGERS. AIM uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including the Fund. AIM's investment staff consists of approximately 135 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of the Fund and their titles, if any, with AIM or its affiliates and the Fund, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below.

  Brant H. DeMuth, Robert M. Kippes, Charles D. Scavone and Kenneth A. Zschappel are primarily responsible for the day-to-day management of the Fund. They all have been responsible for the Fund since its inception. Mr. DeMuth is a portfolio manager of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM. He has been associated with AIM and/or its subsidiaries since 1996 and became an investment professional in 1987. Prior to 1996, he was a portfolio manager for the Colorado Public Employee Retirement Association. Mr. Kippes is Vice President of AIM Capital. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1989. Mr. Scavone is Vice President of AIM Capital and has been associated with AIM and/or its subsidiaries since 1996. He became an investment professional in 1990. Prior to 1996, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc. from 1994-1996. From 1991 to 1994, he worked in the investments department at Texas Commerce Investment Management Company, with his last position being Equity Research Analyst/Assistant Portfolio Manager. Mr. Zschappel is Assistant Vice President of AIM Capital. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1990.

  ADMINISTRATOR AND TRANSFER AGENT. The Master Advisory Agreement provides that, upon the request of the Board of Trustees, AIM may perform or arrange for certain accounting and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Board of Trustees has made such a request. As a result, AIM and the Trust have entered into a Master Administrative Services Agreement. Under the Master Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to such services.

  In addition, the Trust and AFS, a wholly owned subsidiary of AIM and registered transfer agent, have entered into the Transfer Agency and Service Agreement, pursuant to which AFS provides transfer agency, dividend distribution and disbursement, and shareholder services of the Fund. AFS' principle address is P.O. Box 4739, Houston, TX 77210-4739.

  FEES AND EXPENSES. For the period ended July 31, 1998, the Fund paid AIM an amount for its advisory services which represented 1% of the Fund's average daily net assets. AIM is also entitled to receive reimbursement of administrative costs incurred on behalf of the Fund.

  The Class A shares' total expenses for the period ended July 31, 1998 were 1.59% of the Class A shares' average daily net assets. The Class B shares' total expenses for the period ended July 31, 1998 were 2.30% of the Class B shares' average daily net assets.

  FEE WAIVERS. AIM may in its discretion, from time to time, agree to voluntarily waive all or any portion of its advisory fee and/or assume certain expenses of the Fund but will retain its ability to be reimbursed prior to the end of the fiscal year.

  DISTRIBUTOR. The Trust has entered into a Master Distribution Agreement, on behalf of Class A and Class C shares of the Fund and has entered into a separate Master Distribution Agreement, on behalf of Class B shares of the Fund (individually referred to as the "Distribution Agreement" or collectively as the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of Class A, Class B and Class C shares of the Fund. The address of AIM Distributors is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. Certain trustees and officers of the Trust are affiliated with AIM Distributors.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute Class A, Class B and Class C shares of the Fund directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. The Distribution Agreements provide that AIM Distributors (or dealers or financial institutions who offer and sell Class C shares) will be deemed to have performed all services required to be performed in order to receive an asset-backed sales charge on the average daily net assets attributable to Class B or Class C shares upon settlement of each sale of a Class B or Class C share.

  Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of the Fund at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to dealers through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event that the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments by the Fund to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

  DISTRIBUTION PLANS. CLASS A AND C PLAN. The Trust has adopted a Master Distribution Plan applicable to Class A and Class C shares of the Fund (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act for the purpose of financing any activity that is intended to result in the sale of Class A and Class C shares of the Fund and paying service fees for maintaining and improving services provided to shareholders by AIM Distributors and other providers of shareholder services.

  Under the Class A and C Plan, the Trust may compensate AIM Distributors an aggregate amount of 0.35% of the average daily net assets of Class A shares of the Fund on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of the Fund on an annualized basis.

  The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of the Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions, are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Fund.

  CLASS B PLAN. The Trust has also adopted a master distribution plan applicable to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, the Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to the Fund's Class B shares. Of such amount the Fund pays a service fee of 0.25% of the average daily net assets attributable to the Fund's Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan with respect to the Fund may be used to finance any activity primarily intended to result in the sale of Class B shares of the Fund.

  BOTH PLANS. Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, expense of organizing and conducting sales seminars, supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements and the cost of administering the Plans.

  These amounts payable by the Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Trust will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Each Plan provides that no provision of the Plan will be interpreted to prohibit payments during periods when sales of shares of the Fund have been discontinued, suspended or otherwise limited.

  Each of the Plans may be terminated at any time by a vote of the majority of those trustees who are not "interested persons" of the Trust or by a vote of the holders of the majority of the outstanding shares.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent, for the Fund in making such payments. The Fund will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of different classes.

  For additional information concerning the operation of the Plans, see the Statement of Additional Information.

--------------------------------------------------------------------------------

ORGANIZATION OF THE TRUST

  The Trust is organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated February 4, 1998, as amended (the "Trust Agreement"). The Trust is an open-end series management investment company, and may consist of one or more series portfolios with one or more classes as authorized from time to time by the Board of Trustees. The Trustees have established two portfolios, one of which, the Fund, is currently offering its shares to the public.

  The Trustees have designated three classes of shares representing an interest in the Fund: Class A shares, Class B shares and Class C shares. Class A shares, Class B shares and Class C shares of the Fund represent interests in the Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses (such as those associated with the shareholder servicing of their shares) and is subject to differing sales loads (which may affect performance), conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although holders of Class A and Class C shares and holders of Class B shares of the Fund must approve any material increase in fees payable with respect to the Fund under the Class A and C Plan).

  Except as specifically noted above, shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the Class A shares, Class B shares and Class C shares of the Fund. However, on matters affecting one class of shares, a separate vote of shareholders of that class is required. Shareholders of a class are not entitled to vote on any matter which does not affect that class but which requires a separate vote of another class. An example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A Shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

  The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of the Fund will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

  The Trust Agreement provides that the trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any trustee may resign or retire; (b) any trustee may be removed by a vote of the majority of the outstanding shares of the Trust, or at any time by written instrument signed by at least two-thirds of the trustees and specifying when such removal becomes effective; or (c) any trustee who has died or become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the trustees.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel for the Fund and passes upon legal matters.

--------------------------------------------------------------------------------

FUTURE FUND CLOSURE

  Due to the anticipated limited availability of common stocks of small capitalized companies that meet the investment criteria for the Fund, the Fund will be closed to new investors as soon as reasonably practicable after the Fund has assets under management of $500 million. To the extent that the Fund is closed, shareholders who maintain open accounts in the Fund will be able to continue to make additional investments in the Fund. Minimum account balances as noted in the Investor's Guide will be required to be maintained for an investor to maintain an account in the Fund. In addition, once the Fund is closed, notwithstanding the right to reinstatement described in the Investor's Guide, no shareholder of the Fund who redeems his/her account in full will have the right of reinstatement.

  During those periods that the Fund is closed to new investors, the aggregate amount payable for Class A shares under the Plan will be reduced from 0.35% to 0.25% of the average daily net assets of the Fund. The aggregate amount payable for Class B and Class C shares under the Plans, will not be reduced when the Fund is closed to new investors.

 THE TOLL-FREE MEMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).

                                INVESTOR'S GUIDE
                      TO AIM SMALL CAP OPPORTUNITIES FUND
------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-

  THE AIM FAMILY OF FUNDS (the "AIM Funds") consists of the following mutual funds:

     AIM Advisor Flex Fund                  AIM Global Infrastructure Fund
      AIM Advisor International Value Fund  AIM Global Resources Fund
      AIM Advisor Large Cap Value Fund      AIM Global Telecommunications Fund
      AIM Advisor MultiFlex Fund            AIM Global Trends Fund
      AIM Advisor Real Estate Fund          AIM Global Utilities Fund
      AIM Aggressive Growth Fund            AIM High Income Municipal Fund
      AIM Asian Growth Fund                 AIM High Yield Fund
      AIM Balanced Fund                     AIM High Yield Fund II
      AIM Basic Value Fund                  AIM Income Fund
      AIM Blue Chip Fund                    AIM Intermediate Government Fund
      AIM Developing Markets Fund           AIM International Equity Fund
      AIM Dollar Fund(*)                    AIM International Growth Fund
      AIM Emerging Markets Fund             AIM Japan Growth Fund
      AIM Emerging Markets Debt Fund        AIM Latin American Growth Fund
      AIM Europe Growth Fund                AIM Limited Maturity Treasury Fund
      AIM Capital Development Fund          AIM Mid Cap Equity Fund
      AIM Charter Fund                      AIM Money Market Fund(*)
      AIM Constellation Fund                AIM New Pacific Growth Fund
      AIM European Development Fund         AIM Municipal Bond Fund
      AIM Global Aggressive Growth Fund     AIM Select Growth Fund
      AIM Global Consumer Products and      AIM Small Cap Growth Fund
      Services Fund                         AIM Small Cap Opportunities Fund
      AIM Global Financial Services Fund    AIM Strategic Income Fund
      AIM Global Government Income Fund     AIM Tax-Exempt Bond Fund of
      AIM Global Growth Fund                Connecticut
      AIM Global Growth & Income Fund       AIM Tax-Exempt Cash Fund(*)
      AIM Global Health Care Fund           AIM Tax-Free Intermediate Fund
      AIM Global Income Fund                AIM Value Fund
                                            AIM Weingarten Fund
                                            AIM Worldwide Growth Fund

(*) Class A shares of AIM DOLLAR FUND and AIM TAX-EXEMPT CASH FUND and AIM Cash
  Reserve Shares of AIM MONEY MARKET FUND are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, incuding the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF ANY FUND OTHER THAN THE FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of AIM Small Cap Opportunities Fund (the "Fund") an investor must submit a fully completed New Account Application form directly to AFS or through any dealer authorized by AIM Distributors to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The Fund offers Class A and Class B shares; Class C shares are not currently available. The minimum initial investment for either class of the Fund is $10,000. For employees of A I M Management Group Inc. ("AIM Management"), and its affiliates, the minimum initial investment is $500. There are no minimum investment requirements applicable for investment of dividends and distributions of the Fund into any existing AIM Funds account.

  AFS' mailing address is:

                            A I M Fund Services, Inc.
                            P.O. Box 4739
                            Houston, TX 77210-4739

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                            (800) 959-4246

  Shares of any AIM Fund other than the Fund are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  INITIAL AND SUBSEQUENT PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

        Beneficiary Bank ABA/Routing #:   113000609
        Beneficiary Account Number:       00100366807
        Beneficiary Account Name:         A I M Fund Services, Inc.
        RFB:                              Fund name, Reference Number (16
                                          character limit)
        OBI:                              Shareholder Name, Shareholder Account
                                          Number (70 character limit)

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases of the Fund is $1,000. For employees of AIM Management and its affiliates, the minimum investment for subsequent purchases of the Fund is $100. There are no such minimum investment requirements for investment of dividends and distributions of the Fund into the Fund or into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  BY AIM BANK CONNECTION-SM-: To purchase additional shares by electronic transfer, please contact the Client Services Department of AFS for details.

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Class A shares (the "Class A shares") of the AIM Funds (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, the "Multiple Class Funds") may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM DOLLAR FUND and AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge. In addition, under certain circumstances Class A shares of the AIM Funds are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases of Class A Shares." Class B shares (the "Class B shares") and Class C shares (the "Class C shares") of the Multiple Class Funds are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of an AIM Fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM INTERNATIONAL EQUITY FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM MID CAP EQUITY FUND, AIM MONEY MARKET FUND, AIM NEW PACIFIC GROWTH FUND, AIM SELECT GROWTH FUND, AIM SMALL CAP GROWTH FUND, AIM SMALL CAP OPPORTUNITIES FUND, AIM VALUE FUND, AIM WEINGARTEN FUND and AIM WORLDWIDE GROWTH FUND.

                                                                                               DEALER
                                                                                             CONCESSION
                                                               INVESTOR'S SALES CHARGE      -------------
                                                            ------------------------------      AS A
                                                                 AS A            AS A        PERCENTAGE
                                                              PERCENTAGE      PERCENTAGE       OF THE
                                                             OF THE PUBLIC    OF THE NET       PUBLIC
                 AMOUNT OF INVESTMENT IN                       OFFERING         AMOUNT        OFFERING
                  SINGLE TRANSACTION(1)                          PRICE         INVESTED         PRICE
----------------------------------------------------------  ---------------  -------------  -------------
             Less than $  25,000                                    5.50%           5.82%          4.75%
$ 25,000 but less than $  50,000                                    5.25            5.54           4.50
$ 50,000 but less than $ 100,000                                    4.75            4.99           4.00
$100,000 but less than $ 250,000                                    3.75            3.90           3.00
$250,000 but less than $ 500,000                                    3.00            3.09           2.50
$500,000 but less than $1,000,000(2)                                2.00            2.04           1.60

------------

(1) AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

(2) There is no sales charge on purchases of $1,000,000 or more; however, except with respect to AIM Small Cap Opportunities Fund, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES OF CLASS A SHARES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM DEVELOPING MARKETS FUND, AIM EMERGING MARKETS FUND, AIM EMERGING MARKETS DEBT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM GLOBAL TRENDS FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM LATIN AMERICAN FUND, AIM MUNICIPAL BOND FUND, AIM STRATEGIC INCOME FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT.

                                                                                               DEALER
                                                                                             CONCESSION
                                                               INVESTOR'S SALES CHARGE      -------------
                                                            ------------------------------      AS A
                                                                 AS A            AS A        PERCENTAGE
                                                              PERCENTAGE      PERCENTAGE       OF THE
                                                             OF THE PUBLIC    OF THE NET       PUBLIC
                 AMOUNT OF INVESTMENT IN                       OFFERING         AMOUNT        OFFERING
                    SINGLE TRANSACTION                           PRICE         INVESTED         PRICE
----------------------------------------------------------  ---------------  -------------  -------------
             Less than $  50,000                                    4.75%           4.99%          4.00%
$ 50,000 but less than $ 100,000                                    4.00            4.17           3.25
$100,000 but less than $ 250,000                                    3.75            3.90           3.00
$250,000 but less than $ 500,000                                    2.50            2.56           2.00
$500,000 but less than $1,000,000(1)                                2.00            2.04           1.60

------------

(1) There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES OF CLASS A SHARES."

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND.

                                                                                               DEALER
                                                                                             CONCESSION
                                                               INVESTOR'S SALES CHARGE      -------------
                                                            ------------------------------      AS A
                                                                 AS A            AS A        PERCENTAGE
                                                              PERCENTAGE      PERCENTAGE       OF THE
                                                             OF THE PUBLIC    OF THE NET       PUBLIC
                 AMOUNT OF INVESTMENT IN                       OFFERING         AMOUNT        OFFERING
                    SINGLE TRANSACTION                           PRICE         INVESTED         PRICE
----------------------------------------------------------  ---------------  -------------  -------------
             Less than $ 100,000                                    1.00%           1.01%          0.75%
$100,000 but less than $ 250,000                                    0.75            0.76           0.50
$250,000 but less than $1,000,000                                   0.50            0.50           0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession and of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM LIMITED MATURITY TREASURY FUND, AIM SMALL CAP OPPORTUNITIES FUND and AIM TAX-FREE INTERMEDIATE FUND as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases of Class A shares." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM LIMITED MATURITY TREASURY FUND, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, dealers and institutions will receive on a quarterly basis, the full amount payable by the Fund with respect to Class C shares based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record on April 30, 1995 who purchase additional shares in any of the AIM Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of the Fund received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of the Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of the Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to the Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

    CLASS A SHARES are sold subject to any applicable initial sales charges described above and are subject to the other fees and expenses described herein. In addition, under certain circumstances Class A shares of the AIM Funds are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases of Class A Shares."

    CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

    Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

    CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

  SHARE CERTIFICATES. Share certificates for the Fund will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, ownership of such shares will be recorded on the books of the Fund. See "Exchange Privilege -- Exchanges by

Telephone" and "How to Redeem Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in the Fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the Fund has the right to redeem the account, after giving the shareholder sixty (60) days' prior written notice, unless the shareholder makes additional investments, subject to applicable minimums, within the notice period to bring the account value up to $500. If the Fund determines that a shareholder has provided incorrect information in opening an account with the Fund or in the course of conducting subsequent transactions with the Fund related to such account, the Fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM DOLLAR FUND and AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an Individual Retirement Arrangement ("IRA"), Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

    a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

    b. each transmittal must be accompanied by a single check or wire transfer; and

    c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SAR-SEP"), a Savings Incentive Match Plan for Employees IRA ("SIMPLE IRA"), where the employer has notified AIM Distributors in writing that all of its related employee SEP, SARSEP or SIMPLE IRA accounts should be linked;

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM DOLLAR

FUND and AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Fund (the "Excluded Classes")) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within twenty (20) days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for the Excluded Classes) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for the Excluded Classes) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. An Investor may purchase shares of the Fund at net asset value (without payment of an initial sales charge) in connection with:
(a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) AIM Management and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services; (i) any employee or any member of the immediate family (including spouse, children, parents, and parents of spouse) of any employee of Triformis, Inc.; (j) shareholders of the AIM/GT Funds (those funds which are advised by AIM and sub-advised by INVESCO (NY), Inc.), as of April 30, 1987, who since that date continually have owned shares of one or more of the AIM/GT Funds; and (k) certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the AIM/GT Funds since that time.

  AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF THE FUND. AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the Fund's prospectus, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  The Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares of the Fund it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon ten (10) days' prior notice to AFS. The Fund bears its share of the cost of operating the Systematic Withdrawal Plan. The Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make regular systematic investments may establish an Automatic Investment Plan. Shareholders selecting this option must have established an account in the Fund with a minimum initial investment of at least $10,000. Under this plan a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $1,000 per investment, per account) and on a day or date(s) specified by the shareholder. The proceeds of the draft are invested in shares of the Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by the Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the Fund or invested in shares of another AIM Fund. Dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same Fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund. In order to qualify to have dividends and distributions of the Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the Fund of at least $5,000 and the account must have been established with an initial investment of at least $10,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. Shares of the Fund will not be available for automatic dividend reinvestments until August 10, 1998. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund, other than the Fund, will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500. To reinvest dividends and distributions of another AIM Fund into the Fund, shareholders must have an account in the Fund that was established with an initial investment of at least $10,000.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from their account into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program. For exchanges from any AIM Fund into the Fund, the exchange minimum is $1,000 per transaction. The Fund account must also have been established with a minimum initial investment of at least $10,000. For exchanges of the Fund into any AIM Fund, the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; Roth IRA plans; SARSEP plans; SEP plans; and SIMPLE IRA plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserves the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares, listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                   LOAD FUNDS:

AIM ADVISOR FLEX FUND -- CLASS A
AIM ADVISOR INTERNATIONAL VALUE FUND
  -- CLASS A
AIM ADVISOR LARGE CAP VALUE FUND --
  CLASS A
AIM ADVISOR MULTIFLEX FUND --
  CLASS A
AIM ADVISOR REAL ESTATE FUND --
  CLASS A
AIM AGGRESSIVE GROWTH FUND --
  CLASS A
AIM ASIAN GROWTH FUND -- CLASS A
AIM BALANCED FUND -- CLASS A
AIM BASIC VALUE FUND -- CLASS A
AIM BLUE CHIP FUND -- CLASS A
AIM CAPITAL DEVELOPMENT FUND --
  CLASS A
AIM CHARTER FUND -- CLASS A
AIM CONSTELLATION FUND -- CLASS A
AIM DEVELOPING MARKETS FUND --
  CLASS A
AIM EMERGING MARKETS FUND --
  CLASS A
AIM EMERGING MARKETS DEBT FUND --
  CLASS A
AIM EUROPE GROWTH FUND -- CLASS A
AIM EUROPEAN DEVELOPMENT FUND --
  CLASS A
AIM GLOBAL AGGRESSIVE GROWTH FUND
  -- CLASS A
AIM GLOBAL CONSUMER PRODUCTS AND
  SERVICES FUND -- CLASS A
AIM GLOBAL FINANCIAL SERVICES FUND
  -- CLASS A
AIM GLOBAL GOVERNMENT INCOME FUND
  -- CLASS A
AIM GLOBAL GROWTH FUND -- CLASS A
AIM GLOBAL GROWTH & INCOME FUND --
  CLASS A
AIM GLOBAL HEALTH CARE FUND --
  CLASS A

AIM GLOBAL INCOME FUND -- CLASS A
AIM GLOBAL INFRASTRUCTURE FUND --
  CLASS A
AIM GLOBAL RESOURCES FUND --
  CLASS A
AIM GLOBAL TELECOMMUNICATIONS FUND
  -- CLASS A
AIM GLOBAL TRENDS FUND -- CLASS A AIM GLOBAL UTILITIES FUND -- CLASS A AIM HIGH INCOME MUNICIPAL FUND --
  CLASS A
AIM HIGH YIELD FUND -- CLASS A
AIM HIGH YIELD FUND II -- CLASS A
AIM INCOME FUND -- CLASS A
AIM INTERMEDIATE GOVERNMENT FUND
  -- CLASS A
AIM INTERNATIONAL EQUITY FUND --
  CLASS A
AIM INTERNATIONAL GROWTH FUND --
  CLASS A
AIM JAPAN GROWTH FUND -- CLASS A
AIM LATIN AMERICAN GROWTH FUND --
  CLASS A
AIM MID CAP EQUITY FUND -- CLASS A
AIM MONEY MARKET FUND -- CLASS A
AIM MUNICIPAL BOND FUND -- CLASS A
AIM NEW PACIFIC GROWTH FUND --
  CLASS A
AIM SELECT GROWTH FUND -- CLASS A
AIM SMALL CAP GROWTH FUND --
  CLASS A
AIM SMALL CAP OPPORTUNITIES FUND --
  CLASS A
AIM STRATEGIC INCOME FUND -- CLASS A
AIM TAX-EXEMPT BOND FUND OF
  CONNECTICUT -- CLASS A
AIM VALUE FUND -- CLASS A
AIM WEINGARTEN FUND -- CLASS A
AIM WORLDWIDE GROWTH FUND --
  CLASS A

                                LOWER LOAD FUNDS:

  AIM LIMITED MATURITY TREASURY
    FUND -- CLASS A
  AIM TAX-FREE INTERMEDIATE FUND
    -- CLASS A
  NO LOAD FUNDS:
  AIM DOLLAR FUND -- CLASS A
  AIM MONEY MARKET FUND -- AIM
    CASH RESERVE SHARES
  AIM TAX-EXEMPT CASH FUND --
    CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described in the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (ii) Lower Load Fund share purchases of $1,000,000 or more and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND purchases may be exchanged for Load Fund shares (except the Fund) in amounts of $1,000,000 or more which will then be subject to a contingent deferred sales charge; however, for purposes of calculating the contingent deferred sales charge on the Load Fund shares acquired, the 18-month period shall be computed from the date of such exchange; (iii) Class A shares may be exchanged for Class A shares, (iv) Class B shares may be exchanged only for Class B shares;

(v) Class C shares may be exchanged only for Class C shares; and (vi) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares. In addition, Class A shares of another AIM Fund may be exchanged for Class A shares of the Fund, on the terms described in the chart below, except that the amount of such exchange may not exceed $250,000, and must meet the $10,000 minimum initial purchase requirement in such cases as the exchange creates a new account in the Fund.

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994.

  FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994, THE TERMS ARE AS FOLLOWS:

                                                                                                         MULTIPLE CLASS FUNDS
                                                                                                   --------------------------------
FROM:                        TO: LOAD FUNDS               LOWER LOAD FUNDS         NO LOAD FUNDS       CLASS B          CLASS C
--------------------  ----------------------------  ----------------------------  ---------------  ---------------  ---------------
Load Funds..........  Net Asset Value               Net Asset Value               Net Asset Value   Not Applicable   Not Applicable
Lower Load Funds....  Net Asset Value               Net Asset Value               Net Asset Value   Not Applicable   Not Applicable
No Load Funds.......  Offering Price if No Load     Net Asset Value if No Load    Net Asset Value   Not Applicable   Not Applicable
                      shares were directly          shares were acquired upon
                      purchased. Net Asset Value    exchange of shares of any
                      if No Load shares were        Load Fund or any Lower Load
                      acquired upon exchange of     Fund; otherwise, Offering
                      shares of any Load Fund or    Price.
                      any Lower Load Fund.
Multiple Class Funds:
  Class B...........  Not Applicable                Not Applicable                 Not Applicable  Net Asset Value   Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE TERMS ARE AS FOLLOWS:

Load Funds..........  Net Asset Value               Net Asset Value               Net Asset Value   Not Applicable   Not Applicable
Lower Load Funds....  Net Asset Value if shares     Net Asset Value               Net Asset Value   Not Applicable   Not Applicable
                      were acquired upon exchange
                      of any Load Fund. Otherwise,
                      difference in sales charge
                      will apply.
No Load Funds.......  Offering Price if No Load     Net Asset Value if No Load    Net Asset Value   Not Applicable   Not Applicable
                      shares were directly          shares were acquired upon
                      purchased. Net Asset Value    exchange of shares of any
                      if No Load shares were        Load Fund or any Lower Load
                      acquired upon exchange of     Fund; otherwise, Offering
                      shares of any Load Fund.      Price.
                      Difference in sales charge
                      will apply if No Load shares
                      were acquired upon exchange
                      of Lower Load Fund shares.
Multiple Class Funds:
  Class B...........  Not Applicable                Not Applicable                 Not Applicable  Net Asset Value   Not Applicable
  Class C...........  Not Applicable                Not Applicable                 Not Applicable   Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. Orders for exchanges of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (see "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF SHARES SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE. A contingent deferred sales charge will not be imposed in connection with exchanges among Class A shares or among Class B shares or among Class C shares. For purposes of determining a shareholder's holding period of Class A, Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class A, Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class A, Class B or Class C shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the Fund may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the Fund to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. CLASS B SHARES. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attributable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                                CONTINGENT DEFERRED
                                  SALES CHARGE AS
         YEAR SINCE             % OF DOLLAR AMOUNT
        PURCHASE MADE            SUBJECT TO CHARGE
-----------------------------  ---------------------
First........................               5%
Second.......................               4%
Third........................               3%
Fourth.......................               3%
Fifth........................               2%
Sixth........................               1%
Seventh and Following........             None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  CLASS C SHARES. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; and (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares.

  WAIVERS. Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM with respect to its investment in Class B or Class C shares and
(6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the fifth paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

         (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;

        (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

        (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

        (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

        (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES OF CLASS A SHARES. A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under
Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds"; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in the Fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59-1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form;
(d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA, Roth IRA, SIMPLE IRA and SEP/SARSEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. If a shareholder is unable to reach AFS by telephone, he may also request redemptions by telegraph or use overnight courier services to expedite redemptions by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the Fund are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases of Class A Shares." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of the Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the Fund. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of the Fund and will be confirmed at the price determined as of the close of that day. The Fund will not accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally mailed within seven (7) days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten (10) business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the Fund, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of the Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past thirty (30) days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within ninety (90) days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund (subject to any minimum investment requirements) at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from Class A shares of either AIM LIMITED MATURITY TREASURY FUND or AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares in which the proceeds are reinvested. Once the Fund is closed, no shareholder of the Fund who redeems his/her account in full will have the right of reinstatement. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within ninety (90) days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within ninety (90) days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of the Fund is determined as of NYSE Close, which is typically 4:00 p.m. Eastern Time, on each "business day" of the Fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of the Fund's share will be determined as of the NYSE Close on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued fifteen (15) minutes after the NYSE Close. The net asset value per share is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the total number of its shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Fund's officers and in accordance with methods which are specifically authorized by its governing Board of Trustees. Short-term obligations with maturities of sixty
(60) days or less are valued at amortized cost as reflecting fair value.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the NYSE Close. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the NYSE Close. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Fund. Securities listed primarily on foreign exchanges may trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Generally, the Fund intends to declare and pay dividends from net investment income and make distributions of net realized long and short-term capital gains annually.

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of the Fund are automatically reinvested on the payment date in full and fractional shares of the Fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class AIM Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that dividends and distributions attributable to Class A shares may not be reinvested in Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  The Fund intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. The Fund, for purposes of determining taxable income distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, the Fund may not offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because the Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that the Fund will be required to pay any federal income tax. The Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund. Dividends paid by the Fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the Fund on domestic common or preferred stock. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such fund. With respect to tax-exempt shareholders, distributions from the Fund will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.

  For each redemption of the Fund's shares by a non-exempt shareholder, the Fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF THE FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the Fund. Chase Bank of Texas, N.A., P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for purchases of shares of the Fund.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as the Fund's transfer agent and dividend payment agent.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  YEAR 2000 COMPLIANCE PROJECT. In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers provide the AIM Funds and their shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has commenced. The Project is scheduled to be completed during the second quarter of 1999. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm Year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that the AIM Funds will not otherwise be adversely affected by the year 2000 issue.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the Fund prior to investing. If several members of a household own shares of the Fund, the Fund intends to mail only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to AIM Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained by visiting the SEC and paying the charges prescribed under its rules and regulations or from the SEC's web site referred to above.

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:

                      GIVE SOCIAL SECURITY                        GIVE TAXPAYER I.D.
ACCOUNT TYPE          NUMBER OF:            ACCOUNT TYPE          NUMBER OF:
--------------------  --------------------  --------------------  --------------------

Individual            Individual            Trust, Estate,        Trust, Estate,
                                            Pension               Pension
                                            Plan Trust            Plan Trust and NOT
                                                                  personal TIN of
                                                                  fiduciary

Joint Individual      First individual
                      listed in the
                      "Account
                      Registration"
                      portion of the
                      Application

Unif. Gifts to        Minor                 Corporation,          Corporation,
Minors/Unif.                                Partnership,          Partnership,
Transfers to Minors                         Other Organization    Other Organization

Legal Guardian        Ward, Minor or
                      Incompetent

Sole Proprietor       Owner of Business     Broker/Nominee        Broker/Nominee

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation

- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)

- the United States or any of its agencies or instrumentalities

- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

- a foreign government or any of its political subdivisions, agencies or instrumentalities

- an international organization or any of its agencies or instrumentalities

- a foreign central bank of issue

- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

- a futures commission merchant registered with the Commodity Futures Trading Commission

- a real estate investment trust

- an entity registered at all times during the tax year under the Investment Company Act of 1940

- a common trust fund operated by a bank under Section 584(a)

- a financial institution

- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Securities, Inc., Nominee List

- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding. NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other

                                                                       MCF-01/98
false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. In the event any exchange must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. In the event any redemptions must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "How to Redeem Shares -- Redemptions by Mail").

                                                                       MCF-01/98

[AIM LOGO APPEARS HERE]

[THE AIM FAMILY OF FUNDS-Registered Trademark-]

INVESTMENT ADVISOR
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

PRINCIPAL UNDERWRITER
A I M Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

TRANSFER AGENT
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
KPMG Peat Marwick LLP
700 Louisiana
Houston, TX 77002

For more complete information about any other Fund in The AIM Family of Funds, including charges and expenses, please call (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

AGRO-PRO-I

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION




                         AIM SMALL CAP OPPORTUNITIES FUND



                                (SERIES PORTFOLIO OF
                          AIM SPECIAL OPPORTUNITIES FUNDS)







                                 11 GREENWAY PLAZA
                                     SUITE 100
                              HOUSTON, TX  77046-1173
                                   (713) 626-1919

                            ------------------------------




             THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                      AND IT SHOULD BE READ IN CONJUNCTION WITH
                        A PROSPECTUS OF THE ABOVE-NAMED FUND,
                    A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE
                        FROM AUTHORIZED DEALERS OR BY WRITING
                              A I M DISTRIBUTORS, INC.,
                        P.O. BOX 4739, HOUSTON, TX 77210-4739
                             OR BY CALLING (800) 347-4246.

                            ------------------------------

             STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 7, 1998
            RELATING TO THE AIM SMALL CAP OPPORTUNITIES FUND PROSPECTUS
                               DATED OCTOBER 7, 1998

                                  TABLE OF CONTENTS

                                                                            PAGE
INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

GENERAL INFORMATION ABOUT THE TRUST. . . . . . . . . . . . . . . . . . . . . .1
     The Trust and Its Shares. . . . . . . . . . . . . . . . . . . . . . . . .1

PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     Total Return Quotations . . . . . . . . . . . . . . . . . . . . . . . . .3

PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . . . . .3
     General Brokerage Policy. . . . . . . . . . . . . . . . . . . . . . . . .3
     Allocation of Portfolio Transactions. . . . . . . . . . . . . . . . . . .4
     Section 28(e) Standards . . . . . . . . . . . . . . . . . . . . . . . . .5
     Transactions with Regular Brokers . . . . . . . . . . . . . . . . . . . .5
     Brokerage Commissions Paid. . . . . . . . . . . . . . . . . . . . . . . .5
     Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . . . . . . .6

INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     Common Stocks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     Preferred Stocks. . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     Convertible Securities. . . . . . . . . . . . . . . . . . . . . . . . . .6
     Foreign Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     Foreign Exchange Transactions . . . . . . . . . . . . . . . . . . . . . .7
     Rule 144A Securities. . . . . . . . . . . . . . . . . . . . . . . . . . .7
     Lending of Portfolio Securities . . . . . . . . . . . . . . . . . . . . .8
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . . .8
     Reverse Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . .8
     Special Situations. . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     Investment in Unseasoned Issuers. . . . . . . . . . . . . . . . . . . . .9
     Temporary Defensive Investments . . . . . . . . . . . . . . . . . . . . .9

HEDGING AND OTHER INVESTMENT TECHNIQUES. . . . . . . . . . . . . . . . . . . .9

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     Fundamental Restrictions. . . . . . . . . . . . . . . . . . . . . . . . 12
     Non-fundamental Restrictions. . . . . . . . . . . . . . . . . . . . . . 12

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . . 13
          Remuneration of Trustees . . . . . . . . . . . . . . . . . . . . . 16
          AIM Funds Retirement Plan for Eligible Directors/Trustees. . . . . 18
          Deferred Compensation Agreements . . . . . . . . . . . . . . . . . 18
     Investment Advisory and Administrative Services Agreements. . . . . . . 19

THE DISTRIBUTION PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     The Class A and C Plan. . . . . . . . . . . . . . . . . . . . . . . . . 20
     The Class B Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Both Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

THE DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

HOW TO PURCHASE AND REDEEM SHARES. . . . . . . . . . . . . . . . . . . . . . 24

QUALIFYING FOR A REDUCED FRONT-END SALES CHARGE. . . . . . . . . . . . . . . 25

NET ASSET VALUE DETERMINATION. . . . . . . . . . . . . . . . . . . . . . . . 25

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS . . . . . . . . . . . . . . . . . . 26
     Reinvestment of Dividends and Distributions . . . . . . . . . . . . . . 26
     Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
     Qualification as a Regulated Investment Company . . . . . . . . . . . . 26
     Investment in Foreign Financial Instruments . . . . . . . . . . . . . . 28
     Hedging Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . 28
     Excise Tax on Regulated Investment Companies. . . . . . . . . . . . . . 29
     Fund Distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     Sale or Redemption of Shares. . . . . . . . . . . . . . . . . . . . . . 31
     Foreign Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . 31
     Effect of Future Legislation; Local Tax Considerations. . . . . . . . . 32

PROGRAMS AND SERVICES FOR SHAREHOLDERS . . . . . . . . . . . . . . . . . . . 32
     Dividend Order. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32

MISCELLANEOUS INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . 32
     Audit Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . . 32
     Control Persons and Principal Holders of Securities . . . . . . . . . . 33
     Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     Description of Commercial Paper Ratings . . . . . . . . . . . . . . . . 34
     Description of Corporate Bond Ratings . . . . . . . . . . . . . . . . . 34

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . FS

                                     INTRODUCTION

     AIM Special Opportunities Funds (the "Trust") is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus (the "Prospectus"), dated October 6, 1998, which relates to the AIM Small Cap Opportunities Fund series portfolio of the Trust (the "Fund"). Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Fund's shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest in the Fund.

     This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Fund. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus, and in order to avoid repetition, reference will be made herein to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges described under its rules and regulations.


                         GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES

     The Trust is organized as a Delaware business trust pursuant to an Agreement and Declaration of Trust, dated February 4, 1998, as amended (the "Trust Agreement"). The Fund is a series portfolio of the Trust. Under the Trust Agreement, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances. For information concerning the methods of redemption and the rights of share ownership, investors should consult the Prospectus under the captions "Organization of the Trust" and "How to Redeem Shares."

     The assets received by the Trust from the issue or sale of shares and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the Trust's books of account, and are to be charged with the expenses of the Fund. Any general expenses of the Trust are allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

     The Fund offers three classes of shares: Class A Shares (sold with a front-end sales charge) and Class B and Class C shares (each sold with a contingent deferred sales charge). Each share of the Fund is entitled to one vote, to participate equally (with respect to all shares of a class) in dividends and distributions declared by the Fund's Board of Trustees and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

     Class C shares of the Fund are not currently available. All reference to Class C shares of the Fund in this Statement of Additional Information will be effective when a public offering of those shares commences.

     The term "majority of the outstanding shares" of the Trust, of the Fund or a particular class of the Fund means respectively, the vote of the lesser of (a) 67% or more of the shares of the Trust, Fund or such class present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust or Fund or such class.

     Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Fund voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

     Both the Delaware Business Trust Act and the Trust Agreement provide that shareholders of the Trust shall be entitled to the same limitation on personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit. There is a remote possibility, however, that, under certain circumstances, shareholders of a Delaware business trust may be personally liable for that trust's obligations to the extent that the courts of another state which does not recognize such limited liability were to apply the laws of such state to controversy involving such obligations. If a shareholder is held personally liable for the obligations of the Fund, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the Fund to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations and the express disclaimer of shareholder liability is determined not to be effective.

                                     PERFORMANCE

     Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration. Total returns may be quoted with or without taking the Fund's maximum applicable Class A front-end sales charge or Class B or Class C contingent deferred sales charge into account. Excluding sales charges from a total return calculation produces a higher total return figure.

     The Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Fund may also advertise mutual fund performance rankings which have been assigned to the Fund by such monitoring services.

     The Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index ("CPI"), the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts.

     The CPI, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. Standard & Poor's 500 Stock Index is a group of unmanaged securities widely regarded by investors as representative of the stock market in general. Comparisons assume the reinvestment of dividends. Fixed Price Investments, such as bank certificates of deposits and savings accounts, are generally backed by federal agencies for up to $100,000. Shares of the Fund are not insured and their value will vary with market conditions.

     In addition, the Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. The Fund's advertising may from time to time include discussions of general economic conditions and interest rates. The Fund's advertising may also include references to the use of the Fund as part of an individual's overall retirement investment program.

     From time to time, Fund sales literature and/or advertisements may disclose
(i) top holdings included in the Fund's portfolio, (ii) certain selling group members, and/or (iii) certain institutional shareholders.

     From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

TOTAL RETURN QUOTATIONS

     The standard formula for calculating total return, as described in the Prospectus, is as follows:

                n
          P(1+T)  = ERV

    where P = a hypothetical initial payment of $1,000.
          T = average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the 1, 5 or 10 year periods). n = number of years.
        ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5 or 10 year periods (or fractional portion of such period).

     The average annual total return for the Class A and Class B shares of the Fund were as follows:

                                                  Average Annual
Class     Period                                   Total Return
-----     ------                                  --------------
Class A   June 29, 1998 (commencement                -7.75%
          of operations) through July 31, 1998

Class B   July 13, 1998 (commencement
          of sales) through July 31, 1998           -10.53%


                         PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

     A I M Advisors, Inc. ("AIM") makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

     Some of the securities in which the Fund invests are traded in over-the-counter markets. In such transactions, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Fund and of the other AIM Funds. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

     AIM will seek, whenever possible, to recapture for the benefit of the Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of the Fund's portfolio securities in a tender or exchange offer.

     The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of the Fund, provided the conditions of an exemptive order received by the Fund from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund provided the Fund follows procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Trust.
These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Fund.
Occasionally, identical securities will be appropriate for investment by the Fund and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

     Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to the Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

     Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.

     Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's Trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally or in written form. Research services may also include the providing of electronic communication of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

     The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

     In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

     As of July 31, 1998, the Fund entered into repurchase agreements with the following regular broker, Goldman Sachs & Co., as that term is defined in Rule 10b-1 under the 1940 Act, having the noted market value of $28,740,077.

BROKERAGE COMMISSIONS PAID

     For the fiscal year ended July 31, 1998, Small Cap paid brokerage commissions of $79,068. For the fiscal year ended July 31, 1998, AIM allocated certain of Small Cap's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $6,931,651 and the related brokerage commissions were $11,676.

PORTFOLIO TURNOVER

     Higher portfolio turnover involves corresponding greater transaction costs which are borne directly by the Fund, and may increase capital gains which are taxable as ordinary income when distributed to shareholders. Changes in the portfolio holdings are made without regard to whether a sale would result in a profit or loss.

                                 INVESTMENT POLICIES

     The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the Prospectus under the heading "Investment Program." Unless otherwise noted, the following policies are non-fundamental policies and may be changed by the Board of Trustees of the Trust without shareholder approval.

COMMON STOCKS

     The Fund will invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

PREFERRED STOCKS

     The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES

     The Fund may invest up to 25% of its total assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although the Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, it invests without regard to corporate bond ratings.

FOREIGN SECURITIES

     The Fund may invest up to 25% of its total assets in foreign securities. For purposes of computing such limitation, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. Investments by the Fund in securities of foreign corporations may involve considerations and risks that are different in certain respects from an investment in securities of U.S. companies. Such risks include possible imposition of withholding taxes on interest or dividends, possible adoption of foreign governmental restrictions on repatriation of income or capital invested, or other adverse political or economic developments. Additionally, it may be more difficult to enforce the rights of a security holder against a foreign corporation, and information about the operations of foreign corporations may be more difficult to obtain and evaluate.

FOREIGN EXCHANGE TRANSACTIONS

     Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Fund may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e. cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Fund. The Fund attempts to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Fund from transferring cash out of such countries, and the Fund may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Fund holds foreign currencies.

RULE 144A SECURITIES

     The Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Trust's Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LENDING OF PORTFOLIO SECURITIES

     For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its total assets. The Fund does not currently intend to engage in this investment practice. Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to persons deemed by AIM to be of good standing and will not be made unless, in the judgment of AIM, the consideration to be earned from such loans would justify the risk.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and (c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions and only in amounts up to 33 1/3% of the value of the Fund's total assets at the time the Fund enters into a reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid assets having a dollar value equal to the repurchase price. The segregated securities will be marked-to-market, and additional securities will be segregated if necessary to maintain adequate coverage.

SPECIAL SITUATIONS

     The Fund may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical break throughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

INVESTMENT IN UNSEASONED ISSUERS

     The Fund may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

TEMPORARY DEFENSIVE INVESTMENTS

     The Fund may invest, for temporary or defensive purposes, all or substantially all of its assets in investment grade (high quality) corporate bonds, commercial paper, or U.S. Government obligations. In addition, a portion of the Fund's assets may be held, from time to time, in cash, repurchase agreements or other short-term debt securities when such positions are deemed advisable in light of economic or market conditions. For a description of the various rating categories of corporate bonds and commercial paper in which the Fund may invest, see the Appendix to this Statement of Additional Information.


                       HEDGING AND OTHER INVESTMENT TECHNIQUES

     As described in the Prospectus under "Certain Investment Strategies and Policies," the Fund may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities and increases in the cost of securities to be acquired as well as to increase the Fund's return. The discussion below supplements the discussion in the Prospectus.

     OPTIONS. The Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund loses any opportunity to profit from an increase in the market price of the underlying securities, above the exercise price, while the contract is outstanding, except to the extent the premium represents a profit. The Fund also retains the risk of loss if the price of the security declines, although the premium is intended to offset that loss in whole or in part. As long as its obligations under the option continue, the Fund must assume that the call may be exercised at any time and that the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

     The Fund may enter into a "closing purchase transaction", by purchasing an option identical to the one it has written, and terminate its obligations under the covered call. The Fund will realize a gain (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the premium received upon writing the corresponding call option. Any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund primarily because a price increase of a call option generally reflects an increase in the market price of the securities on which the option is based. In order to sell portfolio securities that cover a call option, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on those securities. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. A liquid secondary market on an exchange may not always exist for any particular option, or at any particular time, and, for some options, such as over-the-counter options, no secondary market on an exchange may exist. If the Fund is unable to effect a closing purchase transaction, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

     The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The Fund may also write put options if it expects a decline in the price of the underlying securities and intends to exercise the option at a price which, offset by the option premium, is less than the current price. The risk of either strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit (or loss) from that transaction if the cost of the transaction is less (or more) than the premium received from the writing of the option. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying securities plus the premiums received from the sale of the option.

     The purchase of put options on securities enables the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund may continue to receive interest or dividend income on the security.

     An option on a securities index, unlike a stock option (which gives the holder the right to purchase or sell a specified stock at a specified price) gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange. Options on indexes of debt securities and other types of securities indexes are not currently available. If such options are introduced and traded on exchanges in the future, the Fund may use them.

     The value of securities index options in any investment strategy depends upon the extent to which price movements in the portion of the underlying securities correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of the hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

     The Fund, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of the Fund's overall position. For example, the Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. This technique, called a "collar," enables the Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     FUTURES CONTRACTS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of an index future) for a set price in the future. When the contract is entered into, a good faith deposit, known as initial margin, is made with the broker. Subsequent daily payments, known as variation margin, are made to and by the broker reflecting changes in the value of the security or level of the index. Futures contracts are authorized by boards of trade designated as "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). Certain results may be accomplished more quickly, and with lower transaction costs, in the futures market (because of its greater liquidity) than in the cash market.

     The Fund will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits. Positions taken in the futures markets are typically liquidated through offsetting transactions, which may result in a gain or a loss, before delivery or cash settlement is required. However, the Fund may close out a position by making or taking delivery of the underlying securities wherever it appears economically advantageous to do so.

     Purchases of options on futures contracts may present less risk than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

     Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there may not always be a liquid market, and it may not be possible to close a futures position at that time; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. Whenever futures positions are used to hedge portfolio securities, however, any increase in the price of the underlying securities held by the Fund may partially or completely offset losses on the futures contracts.

     If a broker or clearing member of an options or futures clearing corporation were to become insolvent, the Fund could experience delays and might not be able to trade or exercise options or futures purchased through that broker. In addition, the Fund could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves. While the principal purpose of engaging in these transactions is to limit the effects of adverse market movements, the attendant expense may cause the Fund's returns to be less than if the transactions had not occurred. Their overall effectiveness, therefore, depends on AIM's accuracy in predicting future changes in interest rate levels or securities price movements, as well as on the expense of engaging in these transactions.

     BONA FIDE HEDGING. The Fund will only enter into options and futures transactions for bona fide hedging purposes. The Commodity Futures Trading Commission ("CFTC") has defined bona fide hedging in its Rule 1.3(z) which provides that the transaction must be "economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise." Common uses of financial futures and related options by the Fund that would satisfy the Rule include the following:

     (1) to hedge various pertinent securities market risks (e.g. interest rate movements, and broad based or specific equity or fixed-income market movements);

     (2) to establish a position as a temporary substitute for purchasing or selling particular securities;

     (3) to maintain liquidity while simulating full investment in the securities markets.

                               INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

     The following restrictions are fundamental policies, and, unless permitted by law, they will not be changed without approval of a majority of the Fund's outstanding voting securities.

     The Fund will not:

     (1) concentrate its investments; that is, invest 25% or more of the value of its assets in issuers which conduct their business operations in the same industry;

     (2) invest for the purpose of exercising control over or management over a company except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

     (3) act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act;

     (4) purchase or sell real estate or any interest therein, except that the Fund may, as appropriate and consistent with its investment policies and other investment restrictions, invest in securities of entities secured by real estate or marketable interests therein or securities of issuers that engage in real estate operations or interests therein, and may hold and sell real estate acquired as a result of ownership in such securities;

     (5) purchase or sell commodity contracts, except that the Fund may, as appropriate and consistent with its investment policies and other investment restrictions, enter into futures contracts on securities, securities indices and currency, options on such futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements;

     (6) make loans, except for collateralized loans of portfolio securities in an amount not exceeding 33 1/3% of the Fund's total assets. This restriction does not prevent the Fund from purchasing government obligations, short-term commercial paper, master demand notes, or publicly traded debt, including bonds, notes, debentures, certificates of deposit, bankers acceptances and equipment trust certificates, nor does this restriction apply to loans made under insurance policies, or through entry into repurchase agreements, to the extent they may be viewed as loans; and

     (7) issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including permitted borrowings.

     In addition, the Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.


NON-FUNDAMENTAL RESTRICTIONS

     The following investment restrictions are not fundamental. They may be changed without approval of the Fund's voting securities.

     (1) The Fund will not invest more than 15% of its assets in securities considered illiquid or not readily marketable, including repurchase agreements having a maturity of more than seven days.

     (2) The Fund will not purchase or retain the securities of any issuer if, to the knowledge of AIM, those officers and Trustees of the Trust, its adviser or distributor owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

     (3) The Trust does not currently intend to invest all of the assets of the Fund in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and limitations as the Fund.

     (4) The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



                                      MANAGEMENT

TRUSTEES AND OFFICERS

     The trustees and officers of the Trust and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

--------------------------------------------------------------------------------
                             POSITIONS HELD       PRINCIPAL OCCUPATION DURING
  NAME, ADDRESS AND AGE      WITH REGISTRANT             PAST 5 YEARS
--------------------------------------------------------------------------------
 *CHARLES T. BAUER (79)      Trustee and      Chairman of the Board of
                             Chairman         Directors, A I M Management Group
                                              Inc.; A I M Advisors, Inc., A I M
                                              Capital Management, Inc., A I M
                                              Distributors, Inc., A I M Fund
                                              Services, Inc. and Fund
                                              Management Company; and  Vice
                                              Chairman and Director, AMVESCAP
                                              PLC.
--------------------------------------------------------------------------------
 BRUCE L. CROCKETT (54)      Trustee          Director, ACE Limited (insurance
 906 Frome Lane                               company).  Formerly, Director,
 McLean, VA 22102                             President and Chief Executive
                                              Officer, COMSAT Corporation; and
                                              Chairman, Board of Governors of
                                              INTELSAT (international
                                              communications company).
--------------------------------------------------------------------------------
 OWEN DALY II (73)           Trustee          Director, Cortland Trust Inc.
 Six Blythewood Road                          (investment company).  Formerly,
 Baltimore, MD 21210                          Director, CF & I Steel Corp.,
                                              Monumental Life Insurance Company
                                              and Monumental General Insurance
                                              Company; and Chairman of the
                                              Board of Equitable
                                              Bancorporation.
--------------------------------------------------------------------------------
 EDWARD K. DUNN, JR. (63)    Trustee          Chairman of the Board of
 Mercantile Mortgage Corp.                    Directors, Mercantile Mortgage
 P. O. Box 1477                               Corp.; and Director, AEGON USA
 Baltimore, MD 21203                          (insurance company).  Formerly,
                                              Vice Chairman of the Board of
                                              Directors and President,
                                              Mercantile-Safe Deposit & Trust
                                              Co.; and President, Mercantile
                                              Bankshares.
--------------------------------------------------------------------------------

--------------------
* A director who is an "interested person" of A I M Advisors, Inc. and the Trust as defined in the 1940 Act.

--------------------------------------------------------------------------------
                             POSITIONS HELD       PRINCIPAL OCCUPATION DURING
  NAME, ADDRESS AND AGE      WITH REGISTRANT             PAST 5 YEARS
--------------------------------------------------------------------------------

 JACK FIELDS (46)            Trustee          Chief Executive Officer, Texana
 Texana Global, Inc.                          Global, Inc. (foreign trading
 8810 Will Clayton Pkwy.                      company).  Formerly, Member of
 Jetero Plaza, Suite E                        the U.S. House of
 Humble, Texas 77338                          Representatives.
--------------------------------------------------------------------------------
 **CARL FRISCHLING (61)      Trustee          Partner, Kramer, Levin, Naftalis
 919 Third Avenue                             & Frankel (law firm).  Director,
 New York, NY  10022                          ERD Waste, Inc. (waste management
                                              company), Aegis Consumer Finance
                                              (auto leasing company) and Lazard
                                              Funds, Inc. (investment
                                              companies).  Formerly Partner,
                                              Reid & Priest (law firm); and
                                              prior thereto, Partner, Spengler
                                              Carlson Gubar Brodsky &
                                              Frischling (law firm).
--------------------------------------------------------------------------------
 *ROBERT H. GRAHAM (51)      Trustee and      Director, President and Chief
                             President        Executive Officer, A I M
                                              Management Group Inc.; Director
                                              and President, A I M Advisors,
                                              Inc.; Director and Senior Vice
                                              President, A I M Capital
                                              Management, Inc., A I M
                                              Distributors, Inc.,  A I M Fund
                                              Services, Inc. and Fund
                                              Management Company; and Director
                                              AMVESCAP PLC;
                                              Chairman of the Board of
                                              Directors and President, INVESCO
                                              Holdings Canada Inc.; and
                                              Director, AIM Funds Group Canada
                                              Inc. and INVESCO G.P. Canada Inc.
--------------------------------------------------------------------------------
 PREMA MATHAI-DAVIS (48)     Trustee          Chief Executive Officer, YWCA of
 350 Fifth Avenue, Suite 301                  the U.S.A.; Commissioner, New
 New York, NY 10118                           York City Department for the
                                              Aging; and Member, Board of
                                              Directors, Metropolitan
                                              Transportation Authority of New
                                              York State.
--------------------------------------------------------------------------------
 LEWIS F. PENNOCK (55)       Trustee          Attorney in private practice in
 6363 Woodway, Suite 825                      Houston, Texas.
 Houston, TX 77057
--------------------------------------------------------------------------------
 IAN W. ROBINSON (75)        Trustee          Formerly, Executive Vice
 183 River Drive                              President and Chief Financial
 Tequesta, FL 33469                           Officer, Bell Atlantic Management
                                              Services, Inc. (provider of
                                              centralized management services
                                              to telephone companies);
                                              Executive Vice President, Bell
                                              Atlantic Corporation (parent of
                                              seven telephone companies); and
                                              Vice President and Chief
                                              Financial Officer, Bell Telephone
                                              Company of Pennsylvania and
                                              Diamond State Telephone Company.
--------------------------------------------------------------------------------

--------------------
* A director who is an "interested person" of A I M Advisors, Inc. and the Trust as defined in the 1940 Act.

** A director who is an "interested person" of the Trust as defined in the 1940 Act.

--------------------------------------------------------------------------------
                             POSITIONS HELD       PRINCIPAL OCCUPATION DURING
  NAME, ADDRESS AND AGE      WITH REGISTRANT             PAST 5 YEARS
--------------------------------------------------------------------------------
 LOUIS S. SKLAR (58)         Trustee          Executive Vice President,
 Transco Tower, 50th Floor                    Development and Operations, Hines
 2800 Post Oak Blvd.                          Interests Limited Partnership
 Houston, TX  77056                           (real estate development).
--------------------------------------------------------------------------------
 ***JOHN J. ARTHUR (53)      Senior Vice      Director, Senior Vice President
                             President and    and Treasurer, A I M Advisors,
                             Treasurer        Inc.; and Vice President and
                                              Treasurer, A I M Management Group
                                              Inc., A I M Capital Management,
                                              Inc., A I M Distributors, Inc., A
                                              I M Fund Services, Inc. and Fund
                                              Management Company.
--------------------------------------------------------------------------------
 GARY T. CRUM (50)           Senior Vice      Director and President, A I M
                             President        Capital Management, Inc.;
                                              Director and Senior Vice
                                              President, A I M Management Group
                                              Inc. and A I M Advisors, Inc.;
                                              and Director, A I M Distributors,
                                              Inc. and AMVESCAP PLC.
--------------------------------------------------------------------------------
 JONATHAN C. SCHOOLAR (36)   Senior Vice      Senior Vice President,
                             President        A I M Capital Management, Inc.;
                                              and Vice President,
                                              A I M Advisors, Inc.
--------------------------------------------------------------------------------
 ***CAROL F. RELIHAN (43)    Senior Vice      Director, Senior Vice President,
                             President        General Counsel and Secretary, A
                             and Secretary    I M Advisors, Inc.; Vice
                                              President, General Counsel and
                                              Secretary, A I M Management Group
                                              Inc.; Director, Vice President
                                              and General Counsel, Fund
                                              Management Company; Vice
                                              President and General Counsel,
                                              AIM Fund Services, Inc.; and Vice
                                              President, A I M Capital
                                              Management, Inc. and A I M
                                              Distributors, Inc.
--------------------------------------------------------------------------------
 DANA R. SUTTON (39)         Vice President   Vice President and Fund
                             and Assistant    Controller, A I M Advisors, Inc.;
                             Treasurer        and Assistant Vice President and
                                              Assistant Treasurer, Fund
                                              Management Company.
--------------------------------------------------------------------------------
 MELVILLE B. COX (54)        Vice President   Vice President and Chief
                                              Compliance Officer, A I M
                                              Advisors, Inc., A I M Capital
                                              Management, Inc., A I M
                                              Distributors, Inc., A I M Fund
                                              Services, Inc. and Fund
                                              Management Company.
--------------------------------------------------------------------------------

--------------------
***  Mr. Arthur and Ms. Relihan are married to each other.


     The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

     The members of the Audit Committee are Messrs. Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson (Chairman) and Sklar. The Audit Committee is responsible for meeting with the Trust's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Trust's fund accounting or its internal accounting controls, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson and Sklar (Chairman). The Investment Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

     The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as trustees who are not interested persons as long as the Trust maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested trustees, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Trustees and such committee.

     All of the Trust's Trustees also serve as directors or trustees of some or all of the other investment companies managed or advised by A I M Advisors, Inc. ("AIM Funds"). All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

REMUNERATION OF TRUSTEES

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board of Trustees or any Committee attended. Each trustee who is not also an officer of the Trust is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust:

--------------------------------------------------------------------------------
                                            RETIREMENT
                            AGGREGATE        BENEFITS             TOTAL
                          COMPENSATION        ACCRUED         COMPENSATION
                            FROM THE        BY ALL AIM        FROM ALL AIM
        TRUSTEE              TRUST(1)        FUNDS(2)           FUNDS(3)
--------------------------------------------------------------------------------
 Charles T. Bauer             $      0        $      0             $      0
--------------------------------------------------------------------------------
 Bruce L. Crockett                 275          67,774               84,000
--------------------------------------------------------------------------------
 Owen Daly II                      275         103,542               84,000
--------------------------------------------------------------------------------
 Edward K. Dunn Jr.(4)             275               0                    0
--------------------------------------------------------------------------------
 Jack Fields                       275               0               71,000
--------------------------------------------------------------------------------
 Carl Frischling                   275          96,520               84,000
--------------------------------------------------------------------------------
 Robert H. Graham                    0               0                    0
--------------------------------------------------------------------------------
 John F. Kroeger(5)                295          94,132               82,500
--------------------------------------------------------------------------------
 Prema Mathai-Davis(4)               0               0                    0
--------------------------------------------------------------------------------
 Lewis F. Pennock                  275          55,777               84,000
--------------------------------------------------------------------------------
 Ian Robinson                      275          85,912               84,000
--------------------------------------------------------------------------------
 Louis S. Sklar                    275          84,370               83,500
--------------------------------------------------------------------------------


(1) The total amount of compensation deferred by all Trustees of the Trust during the fiscal year ended July 31, 1998, including interest earned thereon, was $1056.

(2) During the fiscal year ended July 31, 1998, the total amount of expenses allocated to the company in respect of such retirement benefits was $85. Data reflects compensation for the calendar year ended December 31, 1997.

(3) Each Trustee serves as director or trustee of a total of 12 registered investment companies advised by AIM. Data reflects compensation for the calendar year ended December 31, 1997.

(4) Mr. Dunn and Ms. Mathai-Davis were not serving as Trustees during the fiscal year ended December 31, 1997.

(5) Mr. Kroeger resigned as a trustee on June 11, 1998 and on that date became a consultant to the AIM Funds. Of the amount listed above, $294.77 was compensation for services as a consultant. Mr. Kroeger will retire from all positions with the AIM Funds on January 1, 2000, his normal retirement date, and will receive his pension after that date as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each trustee (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible trustee is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such trustee during the twelve-month period immediately preceding the trustee's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the trustee) for the number of such trustee's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible trustee in quarterly installments. If an eligible trustee dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased trustee for no more than ten years beginning the first day of the calendar quarter following the date of the trustee's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

     Set forth below is a table that shows the estimated annual benefits payable to an eligible trustee upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Mathai-Davis, Pennock, Robinson and Sklar are 11, 11, 0, 1, 21, 20, 0, 16, 11 and 8 years, respectively.

                         ESTIMATED BENEFITS UPON RETIREMENT

                       ---------------------------------
                         Number of     Annual Retainer
                          Years of      Paid By All AIM
                        Service With         Funds
                           the AIM
                            Funds           $90,000
                       ---------------------------------
                             10             $67,500
                       ---------------------------------
                              9             $60,750
                       ---------------------------------
                              8             $54,000
                       ---------------------------------
                              7             $47,250
                       ---------------------------------
                              6             $40,500
                       ---------------------------------
                              5             $33,750
                       ---------------------------------


DEFERRED COMPENSATION AGREEMENTS

     Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring trustees") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten (10) years (depending on the Agreement) beginning on the date the deferring trustee's retirement benefits commence under the Plan. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring trustee's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 90 investment company portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund business in the United States, Europe and the Pacific Region. Certain directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Trustees and Officers".

     AIM and the Trust have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund, and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Trustees reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

     The Trust has entered into a Master Investment Advisory Agreement (the "Master Advisory Agreement") and a Master Administrative Services Agreement dated as of June 24, 1998 (the "Master Administrative Services Agreement") on behalf of the Fund with AIM.

     The Master Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders and all other charges and costs of the Fund's operations unless otherwise explicitly provided.

     The Master Advisory Agreement became effective on June 24, 1998, and will continue in effect until June 24, 2000 and from year to year thereafter only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the trustees who are not parties to the agreements or "interested persons" of any such party (the "Qualified Trustees") by votes cast in person at a meeting called for such purpose. The Master Advisory Agreement provides that the Board of Trustees of the Trust, a majority of the outstanding voting securities of the Fund or AIM may terminate the agreement on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     AIM may from time to time waive or reduce its fee. Fee waivers or reductions, other than those set forth in the Master Advisory Agreement, may be rescinded, however, at any time without further notice to investors, provided however, that the discontinuance of each fee waiver described below will be approved by the Board of Directors of AIM. AIM receives a fee under the Master Advisory Agreement calculated at an annual rate of 1% of the Fund's average daily net assets.


     For the fiscal period ended July 31, 1998, the Fund paid to AIM $86,671 in advisory fees net of any expense limitations (fee waivers). For the fiscal period ended July 31, 1998, AIM did not waive any advisory fees for Small Cap.

     The Master Administrative Services Agreement provides that AIM may perform or arrange for the performance of certain accounting, and shareholder services and other administrative services to the Fund which are not required to be performed by AIM under the Master Advisory Agreement. For such services, AIM would be entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Trust's Board of Trustees.
The Master Administrative Services Agreement became effective on June 24, 1998 and will continue in effect until June 24, 2000, and from year to year thereafter only if such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (ii) the affirmative vote of a majority of the Qualified Trustees by votes cast in person at a meeting called for such purpose. The Master Administrative Services Agreement will terminate as to the Fund upon the termination of the Master Advisory Agreement with respect to the Fund. The agreement terminates automatically in the event of its assignment.

     In addition, the Transfer Agency and Service Agreement for the Fund provides that A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly-owned subsidiary of AIM, will perform certain shareholder services for the Fund for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts. The Transfer Agency and Service Agreement became effective on June 24, 1998.

     The Fund paid AIM $3,400 as reimbursement of administrative services costs for the fiscal period ended July 31, 1998. For the fiscal period ended July 31, 1998, AFS received an amount of $12,969 for transfer agency and shareholder services fees with respect to Class A and Class B shares.

                                THE DISTRIBUTION PLAN

     THE CLASS A AND C PLAN. The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Fund (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares pay 0.35% per annum of their daily average net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of the Fund pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

     THE CLASS B PLAN. The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Fund (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, the Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including, but not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. AIM Distributors may transfer and sell its right under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

     BOTH PLANS. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Fund's shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Fund. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Fund; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Fund's shares; and providing such other information and services as the Fund or the customer may reasonably request.

     Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Fund and the Trust; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold shares of the Fund; and such other administrative services as the Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide record keeping for and administrative services to 401(k) plans.

     The Trust may also enter into Variable Group Annuity Contractholder Service Agreements ("Variable Contract Agreements") on behalf of the Fund authorizing payments to selected insurance companies offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under Section 401(a) of the Internal Revenue Code. Services provided pursuant to such Variable Contract Agreements may include some or all of the following:
answering inquiries regarding the Fund and the Trust; performing sub-accounting; establishing and maintaining Contractholder accounts and records; processing and bunching purchase and redemption transactions; providing periodic statements of contract account balances; forwarding such reports and notices to Contractholders relative to the Fund as deemed necessary; generally, facilitating communications with Contractholders concerning investments in the Fund on behalf of plan participants; and performing such other administrative services as deemed to be necessary or desirable, to the extent permitted by applicable statute, rule or regulation to provide such services.

     Financial intermediaries and any other person entitled to receive compensation for selling shares of the Fund may receive different compensation for selling shares of one particular class over another.

     Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Fund during such period at the annual rate of 0.25% of the average daily net asset value of the Fund's shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

     The Plans are subject to any applicable limitations imposed from time to time by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Fund to no more than 0.25% per annum of the average daily net assets of the funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Fund and its classes.

     AIM Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Fund and not of AIM Distributors.

     For the period of June 29, 1998 through July 31, 1998, with respect to its Class A Shares, the Fund paid AIM Distributors under the Plan $17,437, or an amount equal to 0.35% of the Fund's average daily net assets. For the period of June 29, 1998 through July 31, 198, with respect to its Class B Shares, the Fund paid AIM Distributors under the Plan $36,852, or an amount equal to 1.00% of the Fund's average daily net assets.

     An estimate by category of the allocation of actual fees paid by Class A Shares of the Fund during the year ended July 31, 1998, was as follows:

     Advertising . . . . . . . . . . . . . .$-
     Printing and Mailing. . . . . . . . . .$6,597
     Seminars. . . . . . . . . . . . . . . .$-
     Compensation to Dealers . . . . . . . .$10,840
     Compensation to Sales Personnel . . . .$-

     An estimate by category of the allocation of actual fees paid by Class B Shares of the Fund during the year ended July 31, 1998, was as follows:

     Advertising . . . . . . . . . . . . . .$-
     Printing and Mailing. . . . . . . . . .$9,172
     Seminars. . . . . . . . . . . . . . . .$-
     Compensation to Underwriters. . . . . .$27,639
     Compensation to Dealers . . . . . . . .$41
     Compensation to Sales Personnel . . . .$-

     The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with their decisions with respect to the Plans.

     Both Plans require that the Distribution Agreements provide that AIM Distributors (or dealers of financial institutions who offer and sell Class C shares) will be deemed to have performed all services required to be performed in order to receive an asset-backed sales charge on the average daily net assets attributable to Class B or Class C shares upon settlement of each sale of a Class B or Class C share.

     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Independent Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its shareholders.

     The Plans do not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

     Unless the Plans are terminated earlier in accordance with their terms, they continue as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Independent Trustees. The Plans may be terminated with respect to a Class by the vote of a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of such Class of the Fund.

     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the trustees, including a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid by holders of Class A shares under the Class A and C Plan, the Class B shares of the Fund will no longer convert into Class A shares of the Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

     The principal differences between the Class A and C Plan and the Class B Plan are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to .35% of average daily net assets of the Fund's Class A shares and up to 1.00% of such assets of the Fund's Class C shares and the Class B Plan allows payments of up to 1.00% of the average daily net assets of the Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors unless there has been a complete termination of the Class B Plan (as defined in such Plan); and
(iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                   THE DISTRIBUTOR

     Information concerning AIM Distributors and the continuous offering of the Fund's shares is set forth in the Prospectus under the headings "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." A Master Distribution Agreement with AIM Distributors relating to the Class A and C shares of the Fund was approved by the Board of Trustees on May 12, 1998. A Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Fund was also approved by the Board of Trustees on May 12, 1998. Both such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."

     The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information of the Fund relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Fund), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Fund's shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any class of the Fund.

     AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Fund at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve the Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

     AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it from the Fund relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, dealers and institutions will receive on a quarterly basis the full amount payable by the Fund with respect to Class C shares based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

     The Trust (on behalf of any class of the Fund), or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligations of Class B shareholders to pay contingent deferred sales charges.

     For the period ended July 31, 1998, the total sales charge paid in connection with the sale of Class A shares of the Fund was $4,614,153 and the amount retained by AIM Distributors was $626,915. For the period ended July 31, 1998, the contingent deferred sales charge paid by Class A and Class B shareholders was $0.

                          HOW TO PURCHASE AND REDEEM SHARES

     A complete description of the manner by which shares of the Fund may be purchased appears in the Prospectus under the caption "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds" and "Special Plans."

     The sales charge normally deducted on purchases of Class A shares of the Fund is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who because of their relationship with the Fund or with AIM and its affiliates, are familiar with the Fund, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Fund's best interests that such persons be permitted to purchase Class A shares of the Fund through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Fund without a sales charge are shown in the Prospectus.

     The following formula may be used by an investor to determine the public offering price per Class A share of an investment:

     Net Asset Value / ( 1 - Sales Charge as % of Offering Price) = Offering
Price

     Complete information concerning the method of exchanging shares of the Fund for shares of the other mutual funds managed or advised by AIM is set forth in the Prospectus under the caption "Exchange Privilege."

     Information concerning redemption of the Fund's shares is set forth in the Prospectus under the caption "How to Redeem Shares." AIM intends to redeem all shares of the Fund in cash. In addition to the Fund's obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund telephone: (713) 626-1919, Extension 5001 (in Houston) or (800) 347-4246 (elsewhere) and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by A I M Fund Services, Inc. of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

     The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

                   QUALIFYING FOR A REDUCED FRONT-END SALES CHARGE

     As described in the Prospectus, the front-end sales charge for Class A shares is calculated by multiplying an investor's total investment by the applicable sales charge rate. The applicable rate varies with the amount invested. The Fund offers programs such as Right of Accumulation and Letter of Intent, which are described in the Prospectus, and are designed to permit investors to aggregate purchases of different funds, or separate purchases over time, in order to qualify for a lower sales charge rate. See "Terms and Conditions of Purchase of the AIM Funds -- Reductions in Initial Sales Charge" in the Prospectus.

                            NET ASSET VALUE DETERMINATION

     In accordance with the current rules and regulations of the SEC, the net asset value of a share of the Fund is determined once daily as of the close of trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern
Time), on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of trading on the NYSE will generally be used. The net asset value per share is determined by subtracting the liabilities (e.g., the expenses) of the Fund from the assets of the Fund and dividing the result by the total number of shares outstanding. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

     A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or lacking a last sale, at the mean between the last bid and asked price on that day; securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "How to Purchase Shares," "How to Redeem Shares" and "Determination of Net Asset Value" in the Prospectus.)

     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

     Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.


                       DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     Income dividends and capital gains distributions are automatically reinvested in additional shares of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment Plan." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test (the "Asset Diversification Test") in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     For purposes of the Asset Diversification Test, the Internal Revenue Service ("IRS") has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange. The IRS has informally suggested, however, that the issuer of certain purchased over-the-counter options may be the writer of such options.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Fund may not rely on informal rulings of the IRS, the Fund may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

     Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

HEDGING TRANSACTIONS

     Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at 20%) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

     The Fund may engage in certain hedging transactions (such as short sales "against the box") that may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain in the taxable year which includes such date).

     Other hedging transactions in which the Fund may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales and straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (a) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (b) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Under the Taxpayer Relief Act of 1997, the IRS is authorized to issue regulations that will enable shareholders to determine the tax rates applicable to such capital gain distributions. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), during the 90-day period beginning on the date which is 45 days before the date on which the stock becomes ex-dividend (during the 180-day period beginning on the date which is 90 days before such date, in the case of certain preferred stock), and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, has granted certain options to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (a) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund, or (b) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends received deduction and certain other items).

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. For taxable years beginning after 1997, however, certain small corporations are wholly exempt from the AMT.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder

(a) who has provided either an incorrect tax identification number or no number at all, (b) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (c) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within thirty (30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Under the Taxpayer Relief Act of 1997, the IRS is authorized to issue appropriate regulations to determine the tax rates applicable to such recognized long-term capital gain. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

     If a shareholder (a) incurs a sales load in acquiring shares of the Fund,
(b) disposes of such shares less then 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and return of capital distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gains.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on October 1, 1998. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                      PROGRAMS AND SERVICES FOR SHAREHOLDERS

     The Fund provides certain services for shareholders and certain investment or redemption programs. See "Exchange Privilege" and "How to Redeem Shares" in the Prospectus. All inquiries concerning these programs should be made directly to A I M Fund Services, Inc., P. O. Box 4739, Houston, Texas 77210-4739, toll free at (800) 959-4246.

DIVIDEND ORDER

     Dividends may be paid to someone other than the registered owner, or sent to an address other than the address of record. (Please note that signature guarantees are required to effect this option.) An investor also may direct that his or her dividends be invested in one of the other AIM Funds provided however, that dividends attributable to Class A shares may not be reinvested in Class B or Class C shares, dividends attributable to Class B shares may only be reinvested in Class B shares, and dividends attributable to Class C shares may only be reinvested in Class C shares. There is no charge for these investments; initial investment minimums apply. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" in the Prospectus. To effect this option, please contact your authorized dealer. For more information concerning other AIM Funds please obtain a current prospectus by contacting your authorized dealer, by writing to A I M Fund Services, Inc., P. O. Box 4739, Houston, Texas 77210-4739, or by calling toll free at (800) 959-4246.

                              MISCELLANEOUS INFORMATION

AUDIT REPORTS

     The Board of Trustees will issue semi-annual reports of the financial statements of the Fund to the shareholders. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG Peat Marwick LLP, 700 Louisiana, Houston, Texas 77002, will serve as the auditors for the fiscal year ending July 31, 1999.

LEGAL MATTERS

     Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP.

CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund. The custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Fund and performs certain other ministerial duties. A I M Fund Services, Inc.,11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 (the

"Transfer Agent"), acts as transfer and dividend disbursing agent for the Fund. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Fund pays the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

     Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for purchases of the Fund.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") has entered into an agreement with the Trust (and certain other AIM Funds), First Data Investor Service Group and Financial Data Services, Inc., pursuant to which MLPF&S has agreed to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund.

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of September 21, 1998, the trustees and officers of the Trust, as a group, owned less than 1% of all classes of outstanding shares of the Trust. To the best knowledge of the Trust, the name and addresses of the holders of 5% or more of the outstanding shares of each class of the Trust's equity securities as of September 21, 1998, and the percentage of the outstanding shares held by such holders are set forth below:

                                                                                     Percentage
                               Name and Address               Percentage Owned    Owned of Record
Fund                               of Owner                       of Record*      and Beneficially
----                   -----------------------------------    ----------------    ----------------
AIM Small Cap          Merrill Lynch Pierce Fenner & Smith          8.44%               -0-
Opportunities Fund-    FBO The Sole Benefit of Customers
Class A Shares         Attn: Fund Administration
                       4800 Deer Lake Dr., East 2nd Floor
                       Jacksonville, FL 32246

AIM Small Cap          Merrill Lynch Pierce Fenner & Smith          23.50%              -0-
Opportunities Fund     FBO The Sole Benefit of Customers
Class B Shares         Attn: Fund Administration
                       4800 Deer Lake Dr., East 2nd Floor
                       Jacksonville, FL 32246


--------------------
* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

OTHER INFORMATION

     The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered pursuant to the Prospectus. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                                       APPENDIX

                       DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

     Commercial paper rated by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well-established, and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's Commercial Paper is rated A-1 or A-2. A-1 indicates the degree of safety regarding time of payment is very strong. A-2 indicates that the capacity for timely payment is strong, but that the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S

     Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or Prime-2.


                        DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

MOODY'S

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                 FINANCIAL STATEMENTS


                                          FS

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
AIM Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of the AIM Small Cap Opportunities Fund (a series of AIM Special Opportunities Funds) including the schedule of investments, as of July 31, 1998, and the related statement of operations, changes in net assets, and financial highlights for the period June 29, 1998 (date operations commenced) through July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AIM Small Cap Opportunities Fund as of July 31, 1998, the results of its operations, changes in its net assets and financial highlights for the period June 29, 1998 (date operations commenced) through July 31, 1998, in conformity with generally accepted accounting principles.

                                                   KPMG Peat Marwick LLP

September 4, 1998
Houston, Texas

SCHEDULE OF INVESTMENTS

July 31, 1998

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS-44.21%

AEROSPACE/DEFENSE-0.35%

AAR Corp.                                26,700   $    675,844
--------------------------------------------------------------

AIR FREIGHT-0.01%

Eagle USA Airfreight, Inc.(a)               600         16,650
--------------------------------------------------------------

AIRLINES-0.46%

ASA Holdings, Inc.                        5,800        246,500
--------------------------------------------------------------
Atlantic Coast Airlines
  Holdings(a)                               400         10,550
--------------------------------------------------------------
COMAIR Holdings, Inc.                    20,000        631,250
--------------------------------------------------------------
                                                       888,300
--------------------------------------------------------------

BANKS (REGIONAL)-1.89%

Bank United Corp.-Class A                17,000        758,625
--------------------------------------------------------------
First Virginia Banks, Inc.               11,000        604,313
--------------------------------------------------------------
Golden State Bancorp, Inc.(a)            25,000        689,063
--------------------------------------------------------------
Southwest Bancorporation of Texas,
  Inc.(a)                                50,000        893,750
--------------------------------------------------------------
Sterling Bancshares, Inc.                45,000        675,000
--------------------------------------------------------------
                                                     3,620,751
--------------------------------------------------------------

BIOTECHNOLOGY-0.10%

ICON plc-ADR(a) (United Kingdom)          5,900        184,375
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.57%

Citadel Communications Corp.(a)          12,500        275,000
--------------------------------------------------------------
Heftel Broadcasting Corp.(a)             20,000        815,000
--------------------------------------------------------------
                                                     1,090,000
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.02%

OM Group, Inc.                            1,000         37,063
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.62%

Anixter International, Inc.(a)            1,000         18,188
--------------------------------------------------------------
Comverse Technology, Inc.(a)             14,000        714,875
--------------------------------------------------------------
Dycom Industries, Inc.(a)                13,300        457,188
--------------------------------------------------------------
                                                     1,190,251
--------------------------------------------------------------

COMPUTERS (HARDWARE)-0.59%

IDX Systems Corp.(a)                     20,000        992,500
--------------------------------------------------------------
Splash Technology Holdings,
  Inc.(a)                                 5,900        134,594
--------------------------------------------------------------
                                                     1,127,094
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.65%

Broadcom Corp.(a)                        20,000      1,255,000
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.78%

MICROS Systems, Inc.(a)                  27,100      1,016,250
--------------------------------------------------------------
SMART Modular Technologies,
  Inc.(a)                                25,000        478,125
--------------------------------------------------------------
                                                     1,494,375
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.95%

Aspect Development, Inc.(a)                 300         18,300
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Aspen Technology, Inc.(a)                 1,700   $     45,050
--------------------------------------------------------------
AVT Corp.(a)                             40,800        933,300
--------------------------------------------------------------
Business Objects S.A.-ADR(a)
  (France)                               57,100        849,363
--------------------------------------------------------------
Computer Management Sciences,
  Inc.(a)                                 7,800        189,150
--------------------------------------------------------------
Concord Communications, Inc.                100          3,450
--------------------------------------------------------------
Concord EFS, Inc.(a)                     30,000        735,000
--------------------------------------------------------------
Datastream Systems, Inc.(a)              12,700        198,438
--------------------------------------------------------------
HNC Software, Inc.(a)                    20,000        821,250
--------------------------------------------------------------
Jack Henry & Associates, Inc.            20,000        811,250
--------------------------------------------------------------
Learning Company, Inc. (The)(a)          30,000        798,750
--------------------------------------------------------------
Legato Systems, Inc.(a)                  30,000      1,305,000
--------------------------------------------------------------
QRS Corp.(a)                             14,300        450,450
--------------------------------------------------------------
QuadraMed Corp.(a)                       35,700      1,044,225
--------------------------------------------------------------
Rational Software Corp.(a)               65,000      1,072,500
--------------------------------------------------------------
Secure Computing Corp.(a)                17,300        211,925
--------------------------------------------------------------
                                                     9,487,401
--------------------------------------------------------------

CONSUMER FINANCE-0.01%

AmeriCredit Corp.(a)                        600         20,250
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.09%

Patterson Dental Co.(a)                   5,000        181,250
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.69%

Oak Industries, Inc.(a)                   4,800        178,200
--------------------------------------------------------------
Sanmina Corp.(a)                         25,000      1,140,625
--------------------------------------------------------------
                                                     1,318,825
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-1.87%

Applied Micro Circuits Corp.(a)          25,000        567,188
--------------------------------------------------------------
Artisan Components, Inc.(a)              35,000        450,625
--------------------------------------------------------------
Dallas Semiconductor Corp.                  200          6,425
--------------------------------------------------------------
Level One Communications, Inc.(a)        20,400        453,900
--------------------------------------------------------------
Micrel, Inc.(a)                          15,000        450,000
--------------------------------------------------------------
Microchip Technology, Inc.(a)            41,900      1,284,497
--------------------------------------------------------------
PMC-Sierra, Inc.(a)                         500         20,438
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)           11,000        361,625
--------------------------------------------------------------
                                                     3,594,698
--------------------------------------------------------------

ENTERTAINMENT-0.36%

SFX Entertainment, Inc.-Class A(a)       16,000        688,000
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.55%

NCO Group, Inc.(a)                       50,000      1,056,250
--------------------------------------------------------------

FOODS-0.27%

American Italian Pasta Co.-Class
  A(a)                                      200          6,900
--------------------------------------------------------------
Earthgrains Co. (The)                    15,000        513,750
--------------------------------------------------------------
                                                       520,650
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FOOTWEAR-0.54%

Stride Rite Corp.                        18,300   $    221,888
--------------------------------------------------------------
Wolverine World Wide, Inc.               50,000        812,500
--------------------------------------------------------------
                                                     1,034,388
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.87%

Alpharma, Inc.-Class A                   40,000        990,000
--------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)            36,000        927,000
--------------------------------------------------------------
Jones Pharma, Inc.                       30,000        954,375
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                   20,000        715,000
--------------------------------------------------------------
                                                     3,586,375
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-1.06%

Concentra Managed Care, Inc.(a)          50,000      1,150,000
--------------------------------------------------------------
Express Scripts, Inc.-Class A(a)         12,000        882,375
--------------------------------------------------------------
                                                     2,032,375
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.98%

Hooper Holmes, Inc.                      35,000        700,000
--------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                               30,000      1,155,000
--------------------------------------------------------------
Veterinary Centers of America,
  Inc.(a)                                 1,000         18,875
--------------------------------------------------------------
                                                     1,873,875
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.45%

Henry Schein, Inc.(a)                    21,000      1,010,625
--------------------------------------------------------------
Hologic, Inc.(a)                         15,100        250,094
--------------------------------------------------------------
MiniMed, Inc.(a)                         20,400      1,035,300
--------------------------------------------------------------
ResMed, Inc.(a)                             500         22,437
--------------------------------------------------------------
VISX, Inc.(a)                             7,500        468,750
--------------------------------------------------------------
                                                     2,787,206
--------------------------------------------------------------

HOMEBUILDING-0.32%

American Homestar Corp.(a)               30,800        604,450
--------------------------------------------------------------

HOUSEWARES-1.01%

Helen of Troy Ltd.(a)                    55,600      1,257,950
--------------------------------------------------------------
Windmere-Durable Holdings Inc.(a)        25,000        684,375
--------------------------------------------------------------
                                                     1,942,325
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.01%

Penn Treaty American Corp.(a)               600         16,950
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.79%

EVEREN Capital Corp.                     31,000        862,187
--------------------------------------------------------------
Hambrecht & Quist Group                  20,700        657,225
--------------------------------------------------------------
                                                     1,519,412
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.01%

Knight/Trimark Group, Inc.(a)               700         12,075
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.39%

Bally Total Fitness Holding
  Corp.(a)                               30,000        744,375
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.35%

Applied Power, Inc.-Class A              20,000        662,500
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MANUFACTURING (SPECIALIZED)-0.37%

Zebra Technologies Corp.(a)              22,000   $    713,625
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.43%

Mail-Well, Inc.(a)                       45,000        832,500
--------------------------------------------------------------

PERSONAL CARE-0.51%

Twinlab Corp.(a)                         23,500        975,250
--------------------------------------------------------------

PUBLISHING-0.25%

IDG Books Worldwide, Inc.(a)             30,300        484,800
--------------------------------------------------------------

RESTAURANTS-1.30%

Apple South, Inc.                        20,000        250,000
--------------------------------------------------------------
CEC Entertainment, Inc.(a)               10,000        267,500
--------------------------------------------------------------
CKE Restaurants, Inc.                    25,000        934,375
--------------------------------------------------------------
Papa John's International, Inc.(a)       30,000      1,038,750
--------------------------------------------------------------
                                                     2,490,625
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.62%

Eagle Hardware & Garden, Inc.(a)         55,000      1,182,500
--------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.29%

Rex Stores Corp.(a)                      50,000        565,625
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.76%

Ames Department Stores, Inc.(a)          25,000        534,375
--------------------------------------------------------------
99 Cents Only Stores(a)                  22,500        922,500
--------------------------------------------------------------
                                                     1,456,875
--------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.00%

DM Management Co.(a)                        400          7,350
--------------------------------------------------------------

RETAIL (SPECIALTY)-4.06%

Finish Line, Inc. (The)-Class A(a)       50,700      1,096,387
--------------------------------------------------------------
Footstar, Inc.(a)                        12,600        466,988
--------------------------------------------------------------
Hibbett Sporting Goods, Inc.(a)           5,000        173,750
--------------------------------------------------------------
Just for Feet, Inc.(a)                   24,100        557,312
--------------------------------------------------------------
Linens 'n Things, Inc.(a)                30,000        843,750
--------------------------------------------------------------
Lithia Motors, Inc.-Class A(a)           50,000        850,000
--------------------------------------------------------------
Michaels Stores, Inc.(a)                    500         16,375
--------------------------------------------------------------
Musicland Stores Corp.(a)                36,300        537,694
--------------------------------------------------------------
O'Reilly Automotive, Inc.(a)             30,000      1,061,250
--------------------------------------------------------------
Party City Corp.(a)                         600         13,575
--------------------------------------------------------------
Pier 1 Imports, Inc.                     63,000        980,437
--------------------------------------------------------------
Renters Choice, Inc.(a)                  12,700        328,613
--------------------------------------------------------------
Sunglass Hut International,
  Inc.(a)                                 1,700         13,600
--------------------------------------------------------------
Trans World Entertainment Corp.(a)          500         19,687
--------------------------------------------------------------
Williams-Sonoma, Inc.(a)                 25,000        826,562
--------------------------------------------------------------
                                                     7,785,980
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.98%

Abercrombie & Fitch Co.-Class A(a)        7,900        366,856
--------------------------------------------------------------
AnnTaylor Stores Corp.(a)                20,200        425,462
--------------------------------------------------------------
Buckle, Inc. (The)(a)                    34,200        825,075
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

Chico's Fas, Inc.(a)                     25,000   $    362,500
--------------------------------------------------------------
Goody's Family Clothing, Inc.(a)         29,900        773,662
--------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)           23,600        746,350
--------------------------------------------------------------
Pacific Sunwear of California,
  Inc.(a)                                10,000        295,000
--------------------------------------------------------------
                                                     3,794,905
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.44%

Abacus Direct Corp.(a)                   15,400        662,200
--------------------------------------------------------------
Acxiom Corp.(a)                             400          9,150
--------------------------------------------------------------
ADVO, Inc.(a)                             5,500        169,812
--------------------------------------------------------------
Catalina Marketing Corp.(a)               5,000        246,875
--------------------------------------------------------------
Healthworld Corp.(a)                     30,000        465,000
--------------------------------------------------------------
Lamar Advertising Co.(a)                 25,000        951,562
--------------------------------------------------------------
Metris Companies Inc.                       300         22,200
--------------------------------------------------------------
Professional Detailing, Inc.(a)          10,000        230,000
--------------------------------------------------------------
                                                     2,756,799
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.04%

ABR Information Services, Inc.(a)        25,000        437,500
--------------------------------------------------------------
Cerner Corp.(a)                             700         19,862
--------------------------------------------------------------
G & K Services, Inc.-Class A             10,000        497,500
--------------------------------------------------------------
MSC Industrial Direct Co.,
  Inc.-Class A(a)                        25,000        746,875
--------------------------------------------------------------
Sylvan Learning Systems, Inc.(a)         10,000        283,750
--------------------------------------------------------------
                                                     1,985,487
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.64%

Insight Enterprises, Inc.(a)             20,000        965,000
--------------------------------------------------------------
InterVoice, Inc.(a)                       1,900         35,269
--------------------------------------------------------------
Leasing Solutions, Inc.(a)               25,600        795,200
--------------------------------------------------------------
Shared Medical Systems Corp.             20,000      1,357,500
--------------------------------------------------------------
                                                     3,152,969
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.64%

CSG Systems International, Inc.(a)       23,000        983,250
--------------------------------------------------------------
FactSet Research Systems, Inc.(a)        20,000        735,000
--------------------------------------------------------------
MedQuist, Inc.(a)                        30,000        693,750
--------------------------------------------------------------
National Data Corp.                      18,000        741,375
--------------------------------------------------------------
                                                     3,153,375
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.34%

Labor Ready, Inc.(a)                     20,400        650,250
--------------------------------------------------------------
On Assignment, Inc.(a)                      100          3,587
--------------------------------------------------------------
                                                       653,837
--------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.41%

Cornell Corrections, Inc.(a)             30,000        461,250
--------------------------------------------------------------
Tetra Tech, Inc.(a)                      15,000        322,500
--------------------------------------------------------------
                                                       783,750
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
SPECIALTY PRINTING-0.01%

Consolidated Graphics, Inc.(a)              400   $     23,525
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.43%

Amdocs Limited(a)                        17,300        236,794
--------------------------------------------------------------
International Telecommunication Data Systems,
  Inc.(a)                                20,000        588,750
--------------------------------------------------------------
                                                       825,544
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.55%

ITC DeltaCom, Inc.(a)                    22,000      1,050,500
--------------------------------------------------------------

TELEPHONE-0.36%

GeoTel Communications Corp.(a)           15,500        689,750
--------------------------------------------------------------

TEXTILES (APPAREL)-0.76%

Nautica Enterprises, Inc.(a)             13,800        355,782
--------------------------------------------------------------
Quicksilver, Inc.(a)                     30,100        538,037
--------------------------------------------------------------
Russell Corp.                            17,400        568,762
--------------------------------------------------------------
                                                     1,462,581
--------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.32%

Mohawk Industries, Inc.(a)               20,000        622,500
--------------------------------------------------------------

WIRELESS EQUIPMENT-0.27%

Carrier Access Corp.                     32,000        516,000
--------------------------------------------------------------

WASTE MANAGEMENT-0.82%

American Disposal Services,
  Inc.(a)                                20,000        767,500
--------------------------------------------------------------
KTI, Inc.(a)                             33,800        811,200
--------------------------------------------------------------
                                                     1,578,700
--------------------------------------------------------------
    Total Common Stocks (Cost $88,796,847)          84,808,685
--------------------------------------------------------------

OPTIONS PURCHASED-0.08%

COMMUNICATIONS EQUIPMENT-0.04%

Ciena, Corp.-Sept. 90 calls              77,500         70,234
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.04%

America Online Inc.-Aug. 120 calls       10,000         73,125
--------------------------------------------------------------
Yahoo!, Inc.-Aug. 185 calls                 300          3,300
--------------------------------------------------------------
                                                        76,425
--------------------------------------------------------------
    Total Options Purchased (Cost
      $243,882)                                        146,659
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
U.S. TREASURY SECURITIES-36.32%

U.S. TREASURY BILLS-36.32%(b)

  4.835%, 09/24/98(c)               $51,565,000     51,195,816
--------------------------------------------------------------
  4.862%, 09/24/98(c)                18,605,000     18,482,951
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $69,668,674)                            69,678,767
--------------------------------------------------------------
    Total Investments, Excluding
      Repurchase Agreements (Cost
      $158,709,403)                                154,634,111
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
REPURCHASE AGREEMENTS-28.02%(d)

Dean Witter Reynolds, Inc., 5.67%,
  08/03/98(e)                       $25,000,000   $ 25,000,000
--------------------------------------------------------------

Goldman, Sachs & Co., 5.66%,
  08/03/98(f)                        28,740,077     28,740,077
--------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $53,740,077)                            53,740,077
--------------------------------------------------------------
TOTAL INVESTMENTS-108.63%                          208,374,188
--------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS-(8.63)%              (16,550,005)
--------------------------------------------------------------
NET ASSETS-100.00%                                $191,824,183
==============================================================

SECURITIES SOLD SHORT

July 31, 1998

                                    SHARES
                                     SOLD       MARKET
SECURITIES SOLD SHORT(g)            SHORT       VALUE
------------------------            ------    ----------
Aetna, Inc.                          7,500    $  519,844
Cybercash, Inc.                     35,000       395,937
Lernout & Hauspie Speech Products
  N.V.                              10,000       516,250
Melita International Corp.          30,000       361,875
Tektronix, Inc.                     19,000       520,125
Tenet Healthcare Corp.              20,000       598,750
                                              ----------
                                              $2,912,781
                                              ----------

Notes to Schedule of Investments:

(a) Non-income producing securities.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 07/31/98, with a maturing value of $300,141,750. Collateralized by $306,718,000 U.S. Treasury obligations 0% to 8.00% due 08/06/98 to 06/15/44 with an aggregate market value at 07/31/98 of $306,000,958.
(f) Joint repurchase agreement entered into 07/31/98, with a maturing value of $800,377,333. Collateralized by $657,534,000 U.S. Treasury obligations 0% to 14.25% due 10/31/98 to 02/15/27 with an aggregate market value at 07/31/98 of $816,817,098.
(g) Collateral on short sales was segregated by the Fund in the amount of $4,423,077 which represents 152% of market value.

Abbreviation:

ADR - American Depositary Receipt

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1998

ASSETS:

Investments, excluding repurchase
  agreements, at market value (cost
  $158,709,403)                              $154,634,111
---------------------------------------------------------
Repurchase agreements                          53,740,077
---------------------------------------------------------
Cash                                            1,443,012
---------------------------------------------------------
Receivables for:
  Investments sold                                254,792
---------------------------------------------------------
  Investments sold short                        2,979,830
---------------------------------------------------------
  Fund shares sold                              6,763,892
---------------------------------------------------------
  Dividends and interest                           13,581
---------------------------------------------------------
Investment for deferred compensation plan             751
---------------------------------------------------------
Other assets                                       26,129
---------------------------------------------------------
    Total assets                              219,856,175
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        22,943,225
---------------------------------------------------------
  Fund shares reacquired                          572,146
---------------------------------------------------------
  Options written                                  70,781
---------------------------------------------------------
  Deferred compensation plan                          751
---------------------------------------------------------
  Variation margin                              1,374,450
---------------------------------------------------------
Market value of securities sold short
  (proceeds from sales $2,979,830)              2,912,781
---------------------------------------------------------
Accrued advisory fees                              86,671
---------------------------------------------------------
Accrued administrative services fees                3,400
---------------------------------------------------------
Accrued distribution fees                          54,253
---------------------------------------------------------
Accrued trustees' fees                                842
---------------------------------------------------------
Accrued transfer agent fees                        10,291
---------------------------------------------------------
Accrued operating expenses                          2,401
---------------------------------------------------------
    Total liabilities                          28,031,992
---------------------------------------------------------
Net assets applicable to shares outstanding  $191,824,183
=========================================================

NET ASSETS:

Class A                                      $107,539,648
=========================================================
Class B                                      $ 84,284,535
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                        11,018,174
=========================================================
Class B                                         8,638,461
=========================================================
Class A:

  Net asset value and redemption price per
    share                                    $       9.76
=========================================================
  Offering price per share:
    (Net asset value of $9.76 divided by
       94.50%)                               $      10.33
=========================================================
Class B:

  Net asset value and offering price per
    share                                    $       9.76
=========================================================

STATEMENT OF OPERATIONS

For the period June 29, 1998
(date operations commenced)
through July 31, 1998

INVESTMENT INCOME:

Interest                                      $   306,109
---------------------------------------------------------
Dividends                                           4,870
---------------------------------------------------------
    Total investment income                       310,979
---------------------------------------------------------

EXPENSES:

Advisory fees                                      86,671
---------------------------------------------------------
Administrative services fees                        3,400
---------------------------------------------------------
Custodian fees                                        528
---------------------------------------------------------
Transfer agent fees-Class A                         5,743
---------------------------------------------------------
Transfer agent fees-Class B                         6,496
---------------------------------------------------------
Trustees' fees                                      2,618
---------------------------------------------------------
Distribution fees-Class A                          17,437
---------------------------------------------------------
Distribution fees-Class B                          36,852
---------------------------------------------------------
Other                                               4,248
---------------------------------------------------------
    Total expenses                                163,993
---------------------------------------------------------
Less: Expenses paid indirectly                     (1,563)
---------------------------------------------------------
    Net expenses                                  162,430
---------------------------------------------------------
Net investment income                             148,549
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, SECURITIES SOLD SHORT, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         1,182,721
---------------------------------------------------------
  Option contracts purchased                       34,658
---------------------------------------------------------
                                                1,217,379
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        (4,075,292)
---------------------------------------------------------
  Securities sold short                            67,049
---------------------------------------------------------
  Futures contracts                            (3,348,202)
---------------------------------------------------------
  Option contracts written                         64,440
---------------------------------------------------------
                                               (7,292,005)
---------------------------------------------------------
    Net gain (loss) from investment
       securities, securities sold short,
       futures and option contracts            (6,074,626)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $(5,926,077)
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD JUNE 29, 1998 (DATE OPERATIONS COMMENCED) THROUGH JULY 31, 1998

OPERATIONS:

  Net investment income                                       $    148,549
--------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts purchased                                          1,217,379
--------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, securities sold short, futures and option
    contracts written                                           (7,292,005)
--------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                (5,926,077)
--------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      110,724,862
--------------------------------------------------------------------------
  Class B                                                       86,925,398
--------------------------------------------------------------------------
    Net increase in net assets                                 191,724,183
--------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                              100,000
--------------------------------------------------------------------------
  End of period                                               $191,824,183
==========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $197,747,885
--------------------------------------------------------------------------
  Undistributed net investment income                              150,924
--------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, securities sold short, futures and option
    contracts purchased                                          1,217,379
--------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, securities sold short, futures and option
    contracts written                                           (7,292,005)
--------------------------------------------------------------------------
                                                              $191,824,183
==========================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of one investment portfolio. The Fund commenced operations on June 29, 1998. The Fund currently offers two different classes of shares: Class A shares and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term capital appreciation.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Accounting for Securities Sold Short -- When the Fund sells common stock short, an amount equal to the proceeds of the sale is recorded as an asset. This asset is offset by a liability

   (representing the borrowed security) recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations discussed in "A" above. The Fund's risk is that the value of the security will increase rather than decline and thus an unrealized loss will be recorded. When the Fund closes out a short position by delivering the stock sold short, the Fund will realize a gain or loss and the liability related to such short position will be eliminated. The Fund is required to segregate cash or securities as collateral to secure its obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The amount of the Fund's net assets that will at any time be segregated as collateral deposits will not exceed 25%.
C. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income, dividend expense on short sales and distributions to shareholders are recorded on the ex-dividend date. On July 31, 1998, $2,375 was reclassified from undistributed net investment income to paid in capital. The reclassification was made in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net Assets of the Fund were unaffected by the reclassification discussed above.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
     An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.
     The Fund will not write options if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 50% of the total assets of the Fund.
     The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets.
F. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options' underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. The Fund will not write options if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 50% of the total assets of the Fund. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 25% of the Fund's total assets.
G. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.
H. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 1% of the Fund's average daily net assets.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period June 29, 1998 (date operations commenced) through July 31, 1998, AIM was reimbursed $3,400 for such services.
  The Fund, pursuant to a transfer agency and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency shareholder services to the Fund. During the period June 29, 1998 (date operations commenced) through July 31, 1998, AFS was paid $12,969 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. As of July 31, 1998, Class C shares are not currently available. During the period June 29, 1998 (date operations commenced) through July 31, 1998, the Class A and Class B shares paid AIM Distributors $17,437 and $36,852, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $626,915 from sales of the Class A shares of the Fund during the period June 29, 1998 (date operations commenced) through July 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

NOTE 3-INDIRECT EXPENSES

During the period June 29, 1998 (date operations commenced) through July 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $69 and $1,494, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,563 during the period June 29, 1998 (date operations commenced) through July 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period June 29, 1998 (date operations commenced) through July 31, 1998 was $91,439,138 and $3,825,012, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of July 31, 1998 is as follows:

Aggregate unrealized appreciation of:
  Investment securities                       $ 1,263,811
---------------------------------------------------------
  Securities sold short                            79,716
---------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                        (5,340,929)
---------------------------------------------------------
  Securities sold short                           (12,667)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                    $(4,010,069)
=========================================================

Cost of investments for tax purposes is $158,711,229.
Proceeds from securities sold short for tax purposes is $2,979,830.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the period June 29, 1998 (date operations commenced) through July 31, 1998 were as follows:

                                                JULY 31, 1998
                                          -------------------------
                                            SHARES        AMOUNT
                                          ----------   ------------
Sold:
  Class A                                 11,173,989   $112,285,297
-------------------------------------------------------------------
  Class B                                  8,700,960     87,549,103
-------------------------------------------------------------------
Reacquired:
  Class A                                   (155,815)    (1,560,435)
-------------------------------------------------------------------
  Class B                                    (62,499)      (623,705)
-------------------------------------------------------------------
                                          19,656,635   $197,650,260
===================================================================

NOTE 7-FUTURES CONTRACTS

On July 31, 1998, $3,294,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.
  Open futures contracts at July 31, 1998 were as follows:

                                                      UNREALIZED
                 NO. OF                              APPRECIATION
   CONTRACT     CONTRACTS    MONTH     COMMITMENT   (DEPRECIATION)
   --------     ---------    -----     ----------   --------------
S&P 500 Index      238       Sept.        Buy        $(3,348,202)
------------------------------------------------------------------

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the period June 29, 1998 (date operations commenced) through July 31, 1998 are summarized as follows:

                                       CALL OPTION CONTRACTS
                                       ----------------------
                                       NUMBER OF    PREMIUMS
                                       CONTRACTS    RECEIVED
                                       ----------   ---------
Beginning of period                         --       $    --
-------------------------------------------------------------
Written                                    775        71,774
-------------------------------------------------------------
Closed                                      --            --
-------------------------------------------------------------
Expired                                     --            --
-------------------------------------------------------------
End of period                              775       $71,774
-------------------------------------------------------------

Open call option contracts written at July 31, 1998 are summarized as follows:

                                                                  JULY 31,
                                                                    1998
                       CONTRACT   STRIKE   NUMBER OF   PREMIUM     MARKET       UNREALIZED
        ISSUE           MONTH     PRICE    CONTRACTS   RECEIVED     VALUE      APPRECIATION
        -----          --------   ------   ---------   --------   ---------   --------------
Tellabs, Inc.            Aug.       90        775      $71,774     $14,531       $57,243
--------------------------------------------------------------------------------------------

NOTE 9-PUT OPTION CONTRACTS

Transactions in put options contracts written during the period June 29, 1998 (date operations commenced) through July 31, 1998 are summarized as follows:

                                       PUT OPTION CONTRACTS
                                       --------------------
                                       NUMBER OF   PREMIUMS
                                       CONTRACTS   RECEIVED
                                       ---------   --------
Beginning of period                        --      $    --
-----------------------------------------------------------
Written                                   100       63,448
-----------------------------------------------------------
End of period                             100      $63,448
-----------------------------------------------------------

Open put option contracts written at July 31, 1998 were as follows:

                                                                  JULY 31,
                                                                    1998
                       CONTRACT   STRIKE   NUMBER OF   PREMIUM     MARKET      UNREALIZED
        ISSUE           MONTH     PRICE    CONTRACTS   RECEIVED     VALUE     APPRECIATION
        -----          --------   ------   ---------   --------   ---------   ------------
S&P 500 Index            Aug.      1040       100      $63,448     $56,251       $7,197
------------------------------------------------------------------------------------------

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B outstanding during the period June 29, 1998 (date operations commenced) through July 31, 1998.

                                                              CLASS A     CLASS B
                                                              --------    -------
Net asset value, beginning of period                          $  10.00    $ 10.00
------------------------------------------------------------  --------    -------
Income from investment operations:
  Net investment income                                           0.02(a)    0.01(a)
------------------------------------------------------------  --------    -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.26)     (0.25)
------------------------------------------------------------  --------    -------
    Total from investment operations                             (0.24)     (0.24)
------------------------------------------------------------  --------    -------
Net asset value, end of period                                $   9.76    $  9.76
============================================================  ========    =======
Total return(b)                                                  (2.40)%    (2.40)%
============================================================  ========    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $107,540    $84,285
============================================================  ========    =======
Ratio of expenses to average net assets                           1.59%(c)    2.30%(c)
============================================================  ========    =======
Ratio of net investment income to average net assets              2.00%(c)    1.29%(c)
============================================================  ========    =======
Portfolio turnover rate                                             13%        13%
============================================================  ========    =======

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and is not annualized for periods less than one year.

(c) Ratios are annualized and based on average net assets of $55,102,897 and $40,760,109 for Class A and Class B shares, respectively.